SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12


                      TEMPLETON GLOBAL OPPORTUNITIES TRUST
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
      Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

[LOGO] FRANKLIN TEMPLETON INVESTMENTS

                     TEMPLETON GLOBAL OPPORTUNITIES TRUST

                       IMPORTANT SHAREHOLDER INFORMATION

   These materials are for a Meeting of Shareholders scheduled for May 26, 2006 at 12 Noon, Eastern Time. The enclosed materials discuss four proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Global Opportunities Trust (the "Trust"). If you specify a vote on all Proposals, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s). If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted FOR all Proposals.

   We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Trust may be able to save money by not having to conduct additional mailings.

   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).


                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

[LOGO] FRANKLIN TEMPLETON INVESTMENTS

                     TEMPLETON GLOBAL OPPORTUNITIES TRUST

                       NOTICE OF MEETING OF SHAREHOLDERS

   A Meeting of Shareholders (the "Meeting") of Templeton Global Opportunities Trust (the "Trust") will be held at the Trust's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091, on May 26, 2006 at 12 Noon, Eastern Time.

   During the Meeting, shareholders of the Trust will vote on the following Proposals and Sub-Proposals:

   1. To elect a Board of Trustees of the Trust.

   2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust.

   3. To approve amendments to certain of the Trust's fundamental investment restrictions (includes eight (8) Sub-Proposals):

      (a)To amend the Trust's fundamental investment restriction regarding borrowing.

      (b)To amend the Trust's fundamental investment restriction regarding underwriting.

      (c)To amend the Trust's fundamental investment restriction regarding lending.

      (d)To amend the Trust's fundamental investment restriction regarding investments in real estate.

      (e)To amend the Trust's fundamental investment restriction regarding investments in commodities.

      (f)To amend the Trust's fundamental investment restriction regarding issuing senior securities.

      (g)To amend the Trust's fundamental investment restriction regarding industry concentration.

      (h)To amend the Trust's fundamental investment restrictions regarding diversification of investments.

   4. To approve the elimination of certain of the Trust's fundamental investment restrictions.

                              By Order of the Board of Trustees,

                              Robert C. Rosselot
                              Secretary

April 12, 2006

   Please sign and promptly return the proxy card in the enclosed self-addressed envelope regardless of the number of shares you own.

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----
Information About Voting................................................................   1
Proposal 1:  To Elect a Board of Trustees of the Trust..................................   3
Proposal 2:  To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust.................................................................  17
Introduction to Proposals 3 and 4.......................................................  22
Proposal 3:  To Approve Amendments to Certain of the Trust's Fundamental Investment
        Restrictions (this Proposal involves separate votes on Sub-Proposals 3a-3h).....  24
   Sub-Proposal 3a: To amend the Trust's fundamental investment restriction regarding borrowing..................................................................  24
   Sub-Proposal 3b: To amend the Trust's fundamental investment restriction regarding underwriting...............................................................  26
   Sub-Proposal 3c: To amend the Trust's fundamental investment restriction regarding lending....................................................................  27
   Sub-Proposal 3d: To amend the Trust's fundamental investment restriction regarding investments in real estate.................................................  29
   Sub-Proposal 3e: To amend the Trust's fundamental investment restriction regarding investments in commodities.................................................  30
   Sub-Proposal 3f: To amend the Trust's fundamental investment restriction regarding issuing senior securities..................................................  31
   Sub-Proposal 3g: To amend the Trust's fundamental investment restriction regarding industry concentration.....................................................  33
   Sub-Proposal 3h: To amend the Trust's fundamental investment restrictions regarding diversification of investments.............................................  34
Proposal 4:  To Approve the Elimination of Certain of the Trust's Fundamental Investment
        Restrictions....................................................................  35
Additional Information About the Trust..................................................  41
Audit Committee.........................................................................  43
Further Information About Voting and the Meeting........................................  45

EXHIBITS

Exhibit A--Nominating Committee Charter................................................. A-1
Exhibit B--Form of Agreement and Plan of Reorganization between Templeton Global
       Opportunities Trust (a Massachusetts business trust) and Templeton Global
       Opportunities Trust (a Delaware statutory trust)................................. B-1
Exhibit C--A Comparison of Governing Documents and State Law............................ C-1
Exhibit D--Fundamental Investment Restrictions Proposed to be Amended or Eliminated..... D-1

                     TEMPLETON GLOBAL OPPORTUNITIES TRUST

                                PROXY STATEMENT

..  INFORMATION ABOUT VOTING

  Who is asking for my vote?

   The Trustees of Templeton Global Opportunities Trust (the "Trust"), in connection with a Meeting of Shareholders of the Trust to be held on May 26, 2006 (the "Meeting"), have requested your vote on several matters.

  Who is eligible to vote?

   Shareholders of record at the close of business on April 3, 2006 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of the Trust is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about April 12, 2006.

  On what issues am I being asked to vote?

   You are being asked to vote on four Proposals:

    1. To elect a Board of Trustees of the Trust;

    2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust;

    3. To approve amendments to certain fundamental investment restrictions of the Trust (includes eight (8) Sub-Proposals); and

    4. To approve the elimination of certain of the Trust's fundamental investment restrictions.

  How do the Trustees recommend that I vote?

   The Trustees unanimously recommend that you vote:

    1. FOR the election of all nominees as Trustees of the Trust;

    2. FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust;

    3. FOR the approval of each of the proposed amendments to certain of the Trust's fundamental investment restrictions; and

    4. FOR the approval of the elimination of certain of the Trust's fundamental investment restrictions.

  How do I ensure that my vote is accurately recorded?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals 1 through 4, your proxy will be voted as you indicate, and any Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals 1 through 4, your shares will be voted FOR the election of all nominees as Trustees of the Trust (Proposal 1); FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust (Proposal 2); FOR the approval of each of the proposed amendments to certain of the Trust's fundamental investment restrictions (Sub-Proposals 3a-3h); and FOR the approval of the elimination of certain of the Trust's fundamental investment restrictions (Proposal 4).

  May I revoke my proxy?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Trust that is received by the Trust at or prior to the Meeting, or by attending the Meeting and voting in person.

  What if my shares are held in a brokerage account?

   If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

..  THE PROPOSALS

PROPOSAL 1:  TO ELECT A BOARD OF TRUSTEES OF THE TRUST

  How are nominees selected?

   The Board of Trustees of the Trust (the "Board" or the "Trustees") has a Nominating Committee consisting of Edith E. Holiday (Chairman), Frank J. Crothers, Gordon S. Macklin and Frank A. Olson, none of whom is an "interested person" of the Trust as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Trust are referred to as the "Independent Trustees," and Trustees who are interested persons of the Trust are referred to as the "Interested Trustees."

   The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee (1) that such candidate be independent from relationships with the Trust's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any investment company other than those within the Franklin Templeton Investments fund complex.

   When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended as nominees for election as Trustees, including any recommendations by "Qualifying Fund Shareholders" (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Trust if so nominated and elected/appointed.

   The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

   The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached to this proxy statement as Exhibit A.

  Who are the nominees?

   All of the nominees, except Messrs. Thompson and Wade, are currently members of the Board. Ms. Holiday and Messrs. Charles B. Johnson, Niemiec, Olson, Thompson and Wade are standing for election by shareholders for the first time. An incumbent Interested Trustee recommended Mr. Niemiec and Ms. Holiday, and an incumbent Independent Trustee recommended Messrs. Olson, Thompson and Wade, for consideration as nominees for Trustee. If elected, each nominee will hold office until the next meeting of shareholders at which Trustees are elected and until his or her successor shall be elected and qualify, or until his or her earlier death, resignation or removal. All of the current nominees are directors or trustees of other Franklin(R) funds and/or Templeton(R) funds. Among these nominees, Charles B. Johnson and Rupert H. Johnson, Jr. are deemed to be "interested persons" of the Trust for purposes of the 1940 Act.

   Certain Trustees of the Trust hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who owned approximately 17.1% and 14.5%, respectively, of its outstanding shares as of March 31, 2006. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board, Trustee and Vice President of the Trust, and Rupert H. Johnson, Jr., Trustee and Vice President of the Trust, are brothers. There are no other family relationships among any of the nominees for Trustee.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for the nominees, are their names, ages and addresses, as well as their positions and length of service with the Trust, principal occupations during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the nominees.

Nominees for Independent Trustee:

                                                         Number of
                                                       Portfolios in
                                                         Franklin
                                                         Templeton
                                                        Investments
                                                       Fund Complex
                                          Length of     Overseen by
Name, Age and Address        Position    Time Served     Trustee*      Other Directorships Held
-------------------------------------------------------------------------------------------------
Harris J. Ashton (73)        Trustee     Since 1992         140        Director, Bar-S Foods
 500 East Broward Blvd.                                                (meat packing company).
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company)
(until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).
-------------------------------------------------------------------------------------------------
Frank J. Crothers (61)       Trustee     Since 1989         20                  None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd;
Director, Provo Power Company Ltd.; and director of various other business and nonprofit organizations; and formerly, Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
-------------------------------------------------------------------------------------------------
S. Joseph Fortunato (73)     Trustee     Since 1992         141                 None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002)
(Consultant (2003)).
-------------------------------------------------------------------------------------------------

                                                        Number of
                                                      Portfolios in
                                                        Franklin
                                                        Templeton
                                                       Investments
                                                      Fund Complex
                                        Length of      Overseen by
Name, Age and Address      Position    Time Served      Trustee*        Other Directorships Held
-----------------------------------------------------------------------------------------------------
Edith E. Holiday (54)      Trustee     Since 1996          136        Director, Amerada Hess
 500 East Broward Blvd.                                               Corporation (exploration
 Suite 2100                                                           and refining of oil and gas),
 Fort Lauderdale, FL                                                  H.J. Heinz Company
 33394-3091                                                           (processed foods and allied
                                                                      products), RTI International
                                                                      Metals, Inc. (manufacture
                                                                      and distribution of
                                                                      titanium), Canadian
                                                                      National Railway (railroad)
                                                                      and White Mountains
                                                                      Insurance Group, Ltd.
                                                                      (holding company).

Principal .Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the
United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury
Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and
Public Liaison--United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------
Gordon S. Macklin (77)     Trustee     Since 1993          140        Director, Martek
 500 East Broward Blvd.                                               Biosciences Corporation,
 Suite 2100                                                           MedImmune, Inc.
 Fort Lauderdale, FL                                                  (biotechnology) and
 33394-3091                                                           Overstock.com (Internet
                                                                      services); and formerly,
                                                                      Director, MCI
                                                                      Communication
                                                                      Corporation (subsequently
                                                                      known as MCI WorldCom,
                                                                      Inc. and WorldCom, Inc.)
                                                                      (communications services)
                                                                      (1988-2002), White
                                                                      Mountains Insurance
                                                                      Group, Ltd. (holding
                                                                      company) (1987-2004) and
                                                                      Spacehab, Inc. (aerospace
                                                                      services) (1994-2003).

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Deputy Chairman, White Mountains Insurance Group,
Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-
1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National
Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------

                                                       Number of
                                                     Portfolios in
                                                       Franklin
                                                       Templeton
                                                      Investments
                                                     Fund Complex
                                       Length of      Overseen by
Name, Age and Address     Position    Time Served      Trustee*        Other Directorships Held
----------------------------------------------------------------------------------------------------
David W. Niemiec (56)     Trustee    Since October         17        Director, Emeritus
 500 East Broward Blvd.                  2005                        Corporation (assisted
 Suite 2100                                                          living).
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and formerly,
Managing Director, Saratoga Partners (1998-2001); Managing Director, SBC Warburg Dillon Read
(investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking)
(1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
----------------------------------------------------------------------------------------------------
Frank A. Olson (73)       Trustee     Since 2003          103        Director, White Mountains
 500 East Broward Blvd.                                              Insurance Group Ltd.
 Suite 2100                                                          (holding company),
 Fort Lauderdale, FL                                                 Amerada Hess Corporation
 33394-3091                                                          (exploration and refining of
                                                                     oil and gas) and Sentient Jet
                                                                     (private jet service); and
                                                                     formerly, Director, Becton
                                                                     Dickinson and Company
                                                                     (medical technology),
                                                                     Cooper Industries, Inc.
                                                                     (electrical products and
                                                                     tools and hardware), Health
                                                                     Net, Inc. (formerly,
                                                                     Foundation Health)
                                                                     (integrated managed care),
                                                                     The Hertz Corporation (car
                                                                     rental), Pacific Southwest
                                                                     Airlines, The RCA
                                                                     Corporation, Unicom
                                                                     (formerly Commonwealth
                                                                     Edison) and UAL
                                                                     Corporation (airlines).

Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-
2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and
Chief Executive Officer, UAL Corporation (airlines).
----------------------------------------------------------------------------------------------------

                                                               Number of
                                                             Portfolios in
                                                               Franklin
                                                               Templeton
                                                              Investments
                                                             Fund Complex
                                                Length of     Overseen by      Other Directorships
Name, Age and Address               Position   Time Served     Trustee*               Held
------------------------------------------------------------------------------------------------------
Larry D. Thompson (60)              Nominee       Not             16                   None
 500 East Broward Blvd.                        Applicable
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Senior Vice President--Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp.
(1997-2001); Senior Fellow of The Brookings Institute (2003-2004); Visiting Professor, University of
Georgia School of Law (2004); and Deputy Attorney General, U. S. Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos (52)   Trustee    Since 1989         20                   None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident,
Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------
Robert E. Wade (60)                 Nominee       Not             25         Director, El Oro and
 500 East Broward Blvd.                        Applicable                    Exploration Co., p.l.c.
 Suite 2100                                                                  (investments) and ARC
 Fort Lauderdale, FL                                                         Wireless Solutions, Inc.
 33394-3091                                                                  (wireless components
                                                                             and network products).

Principal Occupation During Past 5 Years:
Practicing attorney.
------------------------------------------------------------------------------------------------------

Nominees for Interested Trustee:
                                                                 Number of
                                                               Portfolios in
                                                                 Franklin
                                                                 Templeton
                                                                Investments
                                                               Fund Complex
                                                 Length of      Overseen by
Name, Age and Address            Position       Time Served      Trustee*      Other Directorships Held
--------------------------------------------------------------------------------------------------------
**Charles B. Johnson (73)      Chairman of      Chairman of         140                  None
 One Franklin Parkway           the Board,       the Board
 San Mateo, CA                 Trustee and      and Trustee
 94403-1906                   Vice President    since 1995
                                                 and Vice
                                                 President
                                                since 1992

Principal Occupation During Past 5 Years:
Chairman of the Board, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------
**Rupert H. Johnson, Jr.       Trustee and     Trustee since        123                  None
 (65)                              Vice          1993 and
 One Franklin Parkway           President          Vice
 San Mateo, CA                                   President
 94403-1906                                     since 1996

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------

 * We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and also may share a common underwriter.

** Charles B. Johnson and Rupert H. Johnson, Jr. are "interested persons" of the Trust as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees.
   Messrs. Johnson and Johnson are each considered an interested person of the Trust due to their positions as officers and directors and major shareholders of Resources, which is the parent company of the Trust's Investment Manager and distributor, and their position with the Trust.

   The following tables provide the dollar range of the equity securities of the Trust and of all funds overseen by the nominees for Trustee in the Franklin Templeton Investments fund complex beneficially owned by the nominees for
Trustee:

Nominees for Independent Trustee:

                                                        Aggregate Dollar Range of
                                             Equity Securities in all Funds Overseen or to be
                     Dollar Range of Equity           Overseen by the Nominee in the
Name of Nominee     Securities in the Trust*  Franklin Templeton Investments Fund Complex**
---------------------------------------------------------------------------------------------
Harris J. Ashton...     $10,001-$50,000                       Over $100,000
Frank J. Crothers..          None                             Over $100,000
S. Joseph Fortunato          None                             Over $100,000
Edith E. Holiday...     $10,001-$50,000                       Over $100,000
Gordon S. Macklin..          None                             Over $100,000
David W. Niemiec...          None                             Over $100,000
Frank A. Olson.....          None                             Over $100,000
Larry D. Thompson..          None                             Over $100,000
Constantine D.
  Tseretopoulos....      Over $100,000                        Over $100,000
Robert E. Wade.....          None                             Over $100,000

Nominees for Interested Trustee:

                                                        Aggregate Dollar Range of
                                                Equity Securities in all Funds Overseen by
                        Dollar Range of Equity    the Nominee in the Franklin Templeton
Name of Nominee        Securities in the Trust*         Investments Fund Complex**
------------------------------------------------------------------------------------------
Charles B. Johnson....     $10,001-$50,000                    Over $100,000
Rupert H. Johnson, Jr.          None                          Over $100,000


*  As of December 31 2005.
** As of March 31, 2006.



  How often do the Trustees meet and what are they paid?

   The role of the Trustees is to provide general oversight of the Trust's business, and to ensure that the Trust is operated for the benefit of all shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Trust, and the Trust's investment performance. The Trustees also oversee the services furnished to the Trust by Templeton Investment Counsel, LLC, the Trust's investment manager (the "Investment Manager"), and various other service providers. The Trust currently pays the Independent Trustees an annual retainer of $10,100 and a fee of $400 per Board meeting attended. Trustees serving on the Audit Committee of the Trust and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

   During the fiscal year ended December 31, 2005, there were six meetings of the Board, three meetings of the Audit Committee, and four meetings of the Nominating Committee. Each nominee for Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the nominee for Trustee served. The Trust does not currently have a formal policy regarding Trustees' attendance at annual shareholders' meetings. The Trust did not hold, and was not required to hold, an annual meeting at which trustees were elected during its last fiscal year.

   Certain Trustees and officers of the Trust are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Trust expenses.

   The table below indicates the total fees paid to Independent Trustees by the Trust individually and by all of the funds in Franklin Templeton Investments. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Trust's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

                                                              Number of Boards
                                           Total Compensation  within Franklin
                               Aggregate     from Franklin        Templeton
                              Compensation     Templeton      Investments Fund
                                from the      Investments     Complex on which
 Name of Trustee                 Trust*      Fund Complex**   Trustee Serves***
 ------------------------------------------------------------------------------
 Harris J. Ashton............   $11,733         $404,038             42
 Frank J. Crothers...........    11,778          151,466             14
 S. Joseph Fortunato.........    11,733          406,036             43
 Edith E. Holiday............    11,733          403,749             41
 Gordon S. Macklin...........    11,333          379,002             42
 Fred R. Millsaps****........    11,778          225,466              0
 David W. Niemiec*****.......     3,325           42,687             13
 Frank A. Olson..............    11,778          231,486             29
 Larry D. Thompson*****......         0           35,187             12
 Constantine D. Tseretopoulos    11,778          151,466             14
 Robert E. Wade*****.........         0          220,234             15

--------
    *Compensation received for the fiscal year ended December 31, 2005. **Compensation received for the calendar year ended December 31, 2005.
  ***We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 47 U.S. registered investment companies, with approximately 153 U.S. based funds or series.
 ****Mr. Millsaps retired effective December 31, 2005.
*****Mr. Niemiec was appointed to the Board in October 2005. Messrs. Thompson and Wade, who are nominees for Trustee, were not Trustees of the Trust during the fiscal year ended December 31, 2005.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members.

  Who are the Executive Officers of the Trust?

   Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. Listed below for the Executive Officers are their names, ages and addresses, as well as their positions and length of service with the Trust, and principal occupations during the past five years.

    Name, Age and Address              Position               Length of Time Served
    --------------------------------------------------------------------------------------
    Charles B. Johnson          Chairman of the Board,        Chairman of the Board
                                     Trustee and            and Trustee since 1995 and
                                    Vice President          Vice President since 1992

    Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Charles B. Johnson.
    --------------------------------------------------------------------------------------
    Rupert H. Johnson, Jr.           Trustee and              Trustee since 1993 and
                                    Vice President          Vice President since 1996

    Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Rupert H. Johnson, Jr.
    --------------------------------------------------------------------------------------

   Name, Age and Address                  Position               Length of Time Served
   ---------------------------------------------------------------------------------------
   Harmon E. Burns (61)                Vice President                 Since 1996
     One Franklin Parkway
     San Mateo, CA
     94403-1906

   Principal Occupation During Past 5 Years:
   Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources,
   Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive
   Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
   ---------------------------------------------------------------------------------------
   Jeffrey A. Everett (42)          President and Chief                 Since
     P.O. Box N-7759                Executive Officer--              October 2005
     Lyford Cay,                   Investment Management
     Nassau, Bahamas

   Principal Occupation During Past 5 Years:
   President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton Investments.
   ---------------------------------------------------------------------------------------
   Jimmy D. Gambill (58)         Senior Vice President and            Since 2002
     500 East Broward Blvd.      Chief Executive Officer--
     Suite 2100                  Finance and Administration
     Fort Lauderdale, FL
     33394-3091

   Principal Occupation During Past 5 Years:
   President, Franklin Templeton Services, LLC; Senior Vice President, Templeton
   Worldwide, Inc.; and officer of 47 of the investment companies in Franklin
   Templeton Investments.
   ---------------------------------------------------------------------------------------
   John R. Kay (65)                    Vice President                 Since 1994
     500 East Broward Blvd.
     Suite 2100
     Fort Lauderdale, FL
     33394-3091

   Principal Occupation During Past 5 Years:
   Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin
   Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services,
   LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
   32 of the investment companies in Franklin Templeton Investments; and formerly,
   Vice President and Controller, Keystone Group, Inc.
   ---------------------------------------------------------------------------------------

                                                              Length of Time
Name, Age and Address                 Position                     Served
--------------------------------------------------------------------------------------
Craig S. Tyle (45)               Vice President and                 Since
  One Franklin Parkway           Assistant Secretary            October 2005
  San Mateo, CA
  94403-1906

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President,  Franklin Resources, Inc.; officer of 47 of  the  investment  companies  in  Franklin  Templeton  Investments;  and formerly,  Partner,  Shearman & Sterling, LLP (2004-2005);  and General Counsel,
Investment Company Institute (ICI) (1997-2004).
---------------------------------------------------------------------------------------
Barbara J. Green (58)            Vice President and            Vice President
  One Franklin Parkway           Assistant Secretary           since 2000 and
  San Mateo, CA                                              Assistant Secretary
  94403-1906                                                     since 2004

Principal Occupation During Past 5 Years:
Vice President, Deputy General Counsel and Secretary,  Franklin Resources, Inc.;
Secretary  and Senior Vice  President,  Templeton  Worldwide,  Inc.;  Secretary,
Franklin Advisers,  Inc.,  Franklin Advisory Services,  LLC, Franklin Investment
Advisory  Services,  LLC,  Franklin Mutual  Advisers,  LLC,  Franklin  Templeton
Alternative  Strategies,   Inc.,  Franklin  Templeton  Investor  Services,  LLC,
Franklin  Templeton  Services,  LLC,  Franklin  Templeton  Distributors,   Inc.,
Templeton Investment Counsel, LLC, and  Templeton/Franklin  Investment Services,
Inc.; and officer of some of the other subsidiaries of Franklin Resources,  Inc.
and of 47 of the investment  companies in Franklin  Templeton  Investments;  and
formerly,  Deputy  Director,   Division  of  Investment  Management,   Executive
Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel  and  Attorney   Fellow,   U.S.   Securities  and  Exchange   Commission
(1986-1995);  Attorney,  Rogers & Wells (until 1986);  and Judicial Clerk,  U.S.
District Court (District of Massachusetts) (until 1979).
---------------------------------------------------------------------------------------
David P. Goss (58)               Vice President and              Since 2000
  One Franklin Parkway           Assistant Secretary
  San Mateo, CA
  94403-1906

Principal Occupation During Past 5 Years:
Senior Associate General Counsel,  Franklin Templeton  Investments;  officer and director of one of the subsidiaries of Franklin Resources,  Inc.; and officer of
47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------


 Name, Age and Address                Position               Length of Time Served
 --------------------------------------------------------------------------------------
 Robert C. Rosselot (45)              Secretary                    Since 2004
   500 East Broward Blvd.
   Suite 2100
   Fort Lauderdale, FL
   33394-3091

 Principal Occupation During Past 5 Years:
 Associate General Counsel, Franklin Templeton Investments; Assistant Secretary,
 Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment
 Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust
 International of the South; and officer of 14 of the investment companies in Franklin
 Templeton Investments.
 --------------------------------------------------------------------------------------
 Galen G. Vetter (54)        Chief Financial Officer and           Since 2004
   500 East Broward Blvd.     Chief Accounting Officer
   Suite 2100
   Fort Lauderdale, FL
   33394-3091

 Principal Occupation During Past 5 Years:
 Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton Investments; and formerly, Managing
 Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP
 (1979-1987 and 1991-2004).
 --------------------------------------------------------------------------------------
 Gregory R. Seward (49)               Treasurer                    Since 2004
   500 East Broward Blvd.
   Suite 2100
   Fort Lauderdale, FL
   33394-3091

 Principal Occupation During Past 5 Years:
 Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and formerly, Vice President,
 JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
 --------------------------------------------------------------------------------------
 James M. Davis (53)          Chief Compliance Officer      Chief Compliance Officer
   One Franklin Parkway         and Vice President--               since 2004
   San Mateo, CA                   AML Compliance             and Vice President--
   94403-1906                                                    AML Compliance
                                                              since February 2006

 Principal Occupation During Past 5 Years:
 Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance,
 Franklin Resources, Inc. (1994-2001).
 --------------------------------------------------------------------------------------

PROPOSAL 2:  TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES
             FOR THE REORGANIZATION OF THE TRUST FROM A MASSACHUSETTS BUSINESS TRUST TO A DELAWARE STATUTORY TRUST

   The Trustees unanimously recommend that you approve an Agreement and Plan of Reorganization (the "DST Plan"), substantially in the form attached to this Proxy Statement as Exhibit B, that would change the state of organization of the Trust. This proposed change calls for the reorganization of the Trust from a Massachusetts business trust into a newly formed Delaware statutory trust. This proposed reorganization will be referred to throughout this Proxy Statement as the "DST Reorganization." To implement the DST Reorganization, the Trustees have approved the DST Plan, which contemplates the continuation of the current business of the Trust in the form of a new Delaware statutory trust named "Templeton Global Opportunities Trust" (the "DE Trust").

  What will the DST Reorganization mean for the Trust and its shareholders?

   If the DST Plan is approved by shareholders and the DST Reorganization is implemented, the DE Trust would have the same investment objective, policies and restrictions as the Trust (including, if approved by shareholders at the Meeting, any amended or eliminated fundamental investment restrictions described in Proposals 3 and 4 in this Proxy Statement). The Board, including any persons elected under Proposal 1, and officers of the DE Trust would be the same as those of the Trust, and would operate the DE Trust in essentially the same manner as they previously operated the Trust. Thus, on the effective date of the DST Reorganization, you would hold an interest in the DE Trust that is equivalent to your then interest in the Trust. For all practical purposes, a shareholder's investment in the Trust would not change.

  Why are the Trustees recommending approval of the DST Plan and the DST Reorganization?

   The Trustees have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Massachusetts business trusts. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law does not require that the Agreement and Declaration of Trust ("Declaration of Trust") and any amendments to the Declaration of Trust be filed with the State of Delaware while Massachusetts law requires that the Declaration of Trust and any amendments to the Declaration of Trust be filed with The

Commonwealth of Massachusetts and the clerk of the city in Massachusetts in which the Trust has a usual place of business. In addition, the simpler Delaware procedures allow the DE Trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. Massachusetts business trusts, like the Trust, are required to file an Officer's Certificate with The Commonwealth of Massachusetts with resolutions adopted by the Board of Trustees of the Trust each time that the Board determines to designate and create additional classes of shares of the Trust or to change or eliminate classes of shares of the Trust. The filings are required to be made because the resolutions constitute amendments to the Trust's Declaration of Trust. Such filings are not required in Delaware.

   Another advantage of Delaware statutory trusts is greater certainty regarding limiting the liability of shareholders for obligations of the statutory trust or its trustees.

   Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Trustees believe that it is in the best interests of the shareholders to approve the DST Plan.

  How do the Massachusetts business trust law and the Trust's governing documents compare to the Delaware statutory trust law and the DE Trust's governing documents?

   Reorganizing the Trust from a Massachusetts business trust to a Delaware statutory trust is expected to provide benefits to the Trust and its shareholders, some of which are discussed above. Most of the funds in Franklin Templeton Investments are now or are likely to become Delaware statutory trusts. To the extent that the boards and management of funds in Franklin Templeton Investments, including the Board and management of the Trust, have to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

   Moreover, to the extent provisions in the DE Trust's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporation law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust's Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the DE Trust. These legal advantages make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

   A comparison of the Delaware statutory trust law and the Massachusetts business trust law, and a comparison of the relevant provisions of the governing documents of the DE Trust and the Trust, are included in Exhibit C to this Proxy Statement, which is entitled "A Comparison of Governing Documents and State Law."

  What are the procedures and consequences of the Reorganization?

   Upon completion of the DST Reorganization, the DE Trust will continue the business of the Trust with the same investment objective and policies as those existing on the date of the DST Reorganization, and will hold the same portfolio of securities previously held by the Trust. The DE Trust will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the Trust. As the successor to the Trust's operations, the DE Trust will adopt the Trust's registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

   The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Trust. To accomplish the DST Reorganization, the DST Plan provides that the Trust will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the DE Trust. In exchange for these assets and liabilities, the DE Trust will issue its own shares to the Trust, which will then distribute those shares pro rata to you as a shareholder of the Trust. Through this procedure, you will receive exactly the same number and dollar amount of shares of the DE Trust as you held in the Trust on the date of the DST Reorganization. The net asset value of each share of the DE Trust will be the same as that of the Trust on the date of the DST Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Trust that you may have had as of the effective date of the DST Reorganization. As soon as practicable after the date of the DST Reorganization, the Trust will be dissolved and will cease its existence.

   The Trustees may terminate the DST Plan and abandon the DST Reorganization at any time prior to the effective date of the DST Reorganization if they determine that proceeding with the DST Reorganization is inadvisable. If the DST Reorganization is not approved by shareholders of the Trust, or if the Trustees abandon the DST Reorganization, the Trust will continue to operate as a Massachusetts business trust. If the DST Reorganization is approved by shareholders, it is expected to be completed in the fall of 2006.

  What effect will the DST Reorganization have on the current investment management agreement?

   As a result of the DST Reorganization, the DE Trust will be subject to a new investment management agreement between the DE Trust and the Investment Manager. The investment management agreement will be substantially identical to the current investment management agreement between the Investment Manager and the Trust.

  What effect will the DST Reorganization have on the shareholder servicing agreements and distribution plans?

   The DE Trust will enter into agreements with Franklin Templeton Investor Services, LLC for transfer agency, dividend disbursing, shareholder servicing and Trust accounting services that are substantially identical to the agreements currently in place for the Trust. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of the DE Trust under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the Trust.

   As of the effective date of the DST Reorganization, the DE Trust will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of the Trust. It is anticipated that there will be no material change to the distribution plans as a result of the DST Reorganization.

  What is the effect of shareholder approval of the DST Plan?

   Under the 1940 Act, the shareholders of a mutual fund must elect Trustees and approve the initial investment management agreement for a fund.

   Theoretically, if the DST Plan is approved and the Trust is reorganized to a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Trust. In fact, the DE Trust must obtain shareholder approval of these items or it will not comply with the 1940 Act. However, the Trustees have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the DST Reorganization. Therefore, the Trustees have determined that approval of the DST Plan also will constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Trustees of the Trust who are in office at the time of the DST Reorganization as Trustees of the DE Trust;
and (2) a new investment management agreement between the DE Trust and the Investment Manager, which is substantially identical to the investment management agreement currently in place for the Trust.

   Prior to the DST Reorganization, if the transaction is approved by shareholders, the officers will cause the Trust, as the sole shareholder of the DE Trust, to vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

  What is the capitalization and structure of the DE Trust?

   The DE Trust was formed as a Delaware statutory trust on April 6, 2006, pursuant to Delaware law. The DE Trust has an unlimited number of shares of beneficial interest with no par value. The shares of the DE Trust will be allocated into three classes to correspond to the current three classes of shares of the Trust.

   As of the effective date of the DST Reorganization, shares of the respective classes of the Trust and the DE Trust will have similar distribution and redemption rights; will be fully paid and non-assessable; will have similar conversion rights; and will have no preemptive or subscription rights. Shares of the respective classes of both the DE Trust and the Trust will have similar voting and liquidation rights and have one vote per share and a proportionate fractional vote for each fractional share. Neither the DE Trust nor the Trust provides for cumulative voting in the election of its Trustees. The DE Trust also will have the same fiscal year as the Trust.

  Who will bear the expenses of the Reorganization?

   Since the DST Reorganization will benefit the Trust and its shareholders, the Board has authorized that the expenses incurred in the DST Reorganization, exclusive of the costs associated with soliciting proxies, shall be paid by the Trust, whether or not the DST Reorganization is approved by shareholders. The costs of soliciting proxies will be borne by the Trust.

  Are there any tax consequences for shareholders?

   The DST Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the DST Reorganization is completed. Generally, the basis and holding period of your shares in the DE Trust will be the same as the basis and holding period of your shares in the Trust. Consummation of the DST Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and the Trust, that, under the Internal Revenue Code of 1986, as amended, the exchange of assets of the Trust for the shares of the DE Trust, the transfer of such shares to the shareholders of the Trust, and the dissolution of the Trust pursuant to the DST Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Trust, the DE Trust, or either of their shareholders.

  What if I choose to sell my shares at any time?

   A request to sell Trust shares that is received and processed prior to the effective date of the DST Reorganization will be treated as a redemption of shares of the Trust. A request to sell shares that is received and processed after the effective date of the DST Reorganization will be treated as a request for the redemption of the same number of shares of the DE Trust.

  What is the effect of my voting "For" the DST Plan?

   By voting "FOR" the DST Plan, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with Trustees, an investment management agreement, distribution plans and other service arrangements that are substantially identical to those in place for the Trust.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" PROPOSAL 2

INTRODUCTION TO PROPOSALS 3 AND 4

   The Trust is subject to a number of fundamental investment restrictions that
(1) are more restrictive than those required under present law; (2) are no longer required; or (3) were adopted in response to regulatory, business or industry conditions that no longer exist. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain of the Trust's fundamental investment restrictions principally to (i) update those current investment restrictions that are more restrictive than is required or are no longer required under the federal securities laws; and (ii) conform the Trust's fundamental investment restrictions to those of the majority of the funds in Franklin Templeton Investments. In general, the proposed restrictions would (a) simplify, modernize and standardize the fundamental investment restrictions that are required to be stated by a fund under the 1940 Act; and (b) eliminate those fundamental investment restrictions that are no longer required by the federal securities laws, interpretations of the SEC or state securities law, as preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA").

   After the Trust was created in 1989, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions imposed by state securities laws and regulations were preempted by NSMIA and, therefore, are no longer applicable to investment companies. As a result, the Trust currently is subject to certain fundamental investment restrictions that are either more restrictive than is required under current law, or no longer required at all.

   The Board believes that there are several distinct advantages to revising the Trust's fundamental investment restrictions at this time. First, by reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board and the Investment Manager believe that the Trust will be able to minimize the costs and delays associated with holding future shareholders' meetings to revise fundamental investment restrictions that have become outdated or inappropriate. Second, the Board and the Investment Manager also believe that the Investment Manager's ability to manage the Trust's assets in a changing investment environment will be enhanced because the Trust will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise certain investment restrictions. Finally, the standardized fundamental investment restrictions are expected to enable the Trust and its service providers to more efficiently and more easily monitor portfolio compliance.

   The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Trust to have fundamental restrictions and are substantially similar to the fundamental investment restrictions of other funds in Franklin Templeton Investments that have amended their fundamental investment restrictions since 1996, when NSMIA was adopted. The proposed standardized investment restrictions will not affect the Trust's investment goal or its current principal investment strategies. Although the proposed amendments will give the Trust greater flexibility to respond to possible future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in the Trust, nor does the Board anticipate that the proposed changes in the fundamental investment restrictions will materially change the manner in which the Trust is currently managed and operated, except as described below under Sub-Proposal 3h. However, the Board, typically upon the recommendation of the Investment Manager, may change or modify the way the Trust is managed in the future, as contemplated by the proposed amendments to, or elimination of, the applicable investment restrictions. Should the Board in the future modify materially the way the Trust is managed to take advantage of such increased flexibility, the Trust will make the necessary disclosures to shareholders, including amending its prospectus and statement of additional information ("SAI"), as appropriate. If a Sub-Proposal or Proposal 4 is not approved by shareholders, the current fundamental investment restriction(s) to which such Sub-Proposal or Proposal relates will remain in effect.

PROPOSAL 3:  TO APPROVE AMENDMENTS TO CERTAIN OF THE TRUST'S FUNDAMENTAL
             INVESTMENT RESTRICTIONS (this Proposal involves separate votes on Sub-Proposals 3a-3h)

   The Trust's existing fundamental investment restrictions, together with the recommended changes to the investment restrictions, are detailed in Exhibit D, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." Shareholders of the Trust are requested to vote separately on each Sub-Proposal in Proposal 3. Any Sub-Proposal that is approved by shareholders of the Trust will be effective for the Trust as of the date of the supplement to the Trust's SAI reflecting such changes to the Trust's fundamental investment restrictions, which is anticipated to be shortly after the date of shareholder approval. The Board of Trustees recommends unanimously a vote "FOR" each Sub-Proposal.

Sub-Proposal 3a: To amend the Trust's fundamental investment restriction regarding borrowing.

   The 1940 Act imposes certain limitations on borrowing activities of investment companies. In addition, a fund's borrowing limitations must be fundamental. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund's assets that would take precedence over the claims of shareholders.

   Under the 1940 Act, an open-end fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow up to 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within sixty days. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility by allowing its manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

  What effect will amending the current borrowing restriction have on the Trust?

   The Trust's current investment restriction relating to borrowing prohibits the Trust from borrowing, except that the Trust may borrow money from banks in an amount not exceeding 10% of the value of its total assets (not including the amount borrowed). The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC. By so amending the investment restriction, the Trust would not unnecessarily limit the Investment Manager if the Investment Manager determines that borrowing is in the best interests of the Trust and its shareholders. As a general matter, however, Section 18 of the 1940 Act limits a fund's borrowings to not more than 33 1/3% of the fund's total assets (including the amount borrowed).

   The proposed investment restriction would also permit the Trust to borrow money from affiliated investment companies or other affiliated entities. In September 1999, the SEC granted an exemptive order to the Trust, together with other funds in Franklin Templeton Investments, permitting the Trust to borrow money from other funds in Franklin Templeton Investments (the "Inter-Fund Lending and Borrowing Order"). Under the current investment restriction, the Trust is not able to take advantage of the relief granted in the Inter-Fund Lending and Borrowing Order. The proposed borrowing restriction would permit the Trust, under certain circumstances and in accordance with the Inter-Fund Lending and Borrowing Order, to borrow money from other funds in Franklin Templeton Investments at rates that are more favorable than the rates that the Trust would receive if it borrowed from banks or other lenders. The proposed borrowing restriction would also permit the Trust to borrow from other affiliated entities, such as the Investment Manager, under emergency market conditions should the SEC permit investment companies to engage in such borrowing in the future, such as it did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

   Because the proposed borrowing restriction would provide the Trust with additional borrowing flexibility, to the extent that the Trust uses such flexibility, the Trust may be subject to some additional costs and risks inherent to borrowing, such as reduced total return and increased volatility. The additional costs and risks to which the Trust may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

Sub-Proposal 3b: To amend the Trust's fundamental investment restriction regarding underwriting.

   Under the 1940 Act, the Trust's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, an investment company may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Trust could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC Staff interpretations have clarified, however, that re-sales of privately placed securities by institutional investors, such as the Trust, do not make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances, the Trust may be deemed to be an underwriter of its own securities.

  What effect will amending the current underwriting restriction have on the Trust?

   The Trust's current fundamental investment restriction relating to underwriting prohibits the Trust from acting as an underwriter. The current investment restriction does not provide any clarification regarding whether the Trust may sell securities that the Trust owns or whether the Trust may sell its own shares in those limited circumstances where the Trust might be deemed to be an underwriter.

   The proposed restriction relating to underwriting is substantially similar to the Trust's current investment restriction by prohibiting the Trust from engaging in underwriting. The proposed investment restriction, however, clarifies that the Trust may re-sell securities that the Trust owns and that it may also sell its own shares.

   It is not anticipated that the adoption of the proposed restriction would involve additional material risk to the Trust or affect the way the Trust is currently managed or operated.

   The Trust's current fundamental investment restriction relating to underwriting is combined with restrictions relating to issuing senior securities and purchasing securities on margin and engaging in short sales. The adoption of this Sub-Proposal would result in the separation of the Trust's underwriting restriction from these other fundamental investment restrictions, including the Trust's investment restriction relating to issuing senior securities. (See Sub-Proposal 3f below.) The Trust is proposing to eliminate the restrictions on purchasing securities on margin and engaging in short sales. (See Proposal 4 below.)

Sub-Proposal 3c: To amend the Trust's fundamental investment restriction regarding lending.

   Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term "loan" may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments and the purchase of certain high-quality, liquid obligations with a simultaneous agreement by the seller to repurchase them at the original purchase price plus accrued interest (such transactions are commonly known as "repurchase agreements"). If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities, enter into securities lending transactions, and enter into repurchase agreements if it provides an exception from the general prohibition.

   Under SEC Staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Trust enters into lending transactions under these limited circumstances, the Trust will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Sub-Proposal 3f below.)

  What effect will amending the current lending restriction have on the Trust?

   The Trust's current investment restriction regarding lending prohibits the Trust from loaning money, except that the Trust may purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness. In addition, the Trust may enter into repurchase agreements and lend its portfolio securities. Although the Trust's current investment restriction permits the purchase of certain debt securities, the Trust is only permitted to purchase publicly distributed debt securities and may not invest in certain types of debt securities sold in private placement transactions, loan participations or engage in direct corporate loans, even if such investments would otherwise be consistent with the Trust's investment goal and policies.

   The proposed fundamental investment restriction provides that the Trust may not make loans to other persons except (1) through the lending of its portfolio securities; (2) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies; and (3) to the extent the entry into a repurchase agreement is deemed to be a loan. The proposed investment restriction provides the Trust with greater flexibility by permitting the Trust to invest in non-publicly distributed debt securities, loan participations and direct corporate loans. To the extent that these investments are illiquid, they are subject to a non-fundamental investment restriction adopted by the Board, consistent with the SEC Staff's current position on illiquid securities, which prohibits the Trust from investing more than 15% of its net assets in illiquid securities (the "Illiquid Securities Restriction")./1/

   The proposed fundamental investment restriction also provides the Trust with additional flexibility to make loans to affiliated investment companies or other affiliated entities. In September 1999, the SEC granted the Inter-Fund Lending and Borrowing Order, permitting the Trust to loan money to other funds in Franklin Templeton Investments. These lending transactions may include terms that are more favorable than those which would otherwise be available from lending institutions. Under the current investment restriction, the Trust is not able to take advantage of the relief granted in the Inter-Fund Lending and Borrowing Order. The proposed investment restriction would permit the Trust, under certain conditions, to lend cash to other funds in Franklin Templeton Investments at rates higher than those that the Trust would receive if the Trust loaned cash to banks through short-term lending transactions, such as repurchase agreements. Management anticipates that this additional flexibility to lend cash to affiliated investment companies would allow additional investment opportunities, and could enhance the Trust's ability to respond to changes in market, industry or regulatory conditions.

--------
/1/ An "illiquid security" is one that cannot be sold by a fund within seven days for a price that approximates the value that the fund has placed on that security on its books.

   Because the proposed lending restriction would provide the Trust with greater flexibility to invest in non-publicly distributed debt securities, loan participations and other direct corporate loans, the Trust may be exposed to additional risks associated with such securities, including general illiquidity, greater price volatility and the possible lack of publicly available information about issuers of privately placed debt obligations and loan counterparties. However, these risks will be somewhat offset by the Trust's adoption of the non-fundamental Illiquid Securities Restriction. Thus, the Investment Manager believes that the risks posed by these investments should be relatively modest.

Sub-Proposal 3d: To amend the Trust's fundamental investment restriction regarding investments in real estate.

   Under the 1940 Act, a fund's restriction regarding investments in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. The Trust's current fundamental investment restriction relating to real estate prohibits the Trust from investing in real estate or mortgages on real estate, although the Trust may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

  What effect will amending the current real estate restriction have on the Trust?

   The proposed restriction would permit the Trust to continue to invest in marketable securities secured by real estate or interests therein. In addition, the proposed restriction would expand and clarify the Trust's ability to invest in securities of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, including real estate limited partnership interests, and in securities for which there is a limited or no market. The proposed restriction would also permit the Trust to hold and sell real estate acquired by the Trust as a result of owning a security or other instrument.

   Modifying the Trust's real estate restriction may increase the Trust's exposure to certain risks inherent to investments in real estate, such as relative illiquidity, difficulties in valuation, and greater price volatility. In addition, to the extent the Trust invests in developing or emerging market countries, these investments are subject to risk of forfeiture due to governmental action. Under the proposed real estate restriction, the Trust will not be limited to investments in "marketable" securities secured by real estate or interests therein, which would increase the Trust's ability to invest in illiquid securities. To the extent that these instruments are illiquid, they will be subject to the Illiquid Securities Restriction. As a result, it is not currently intended that the Trust would materially change its investment strategies as they relate to real estate or interests therein. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to real estate would involve additional material risk at this time.

   The Trust's current fundamental investment restriction relating to real estate is combined with fundamental investment restrictions relating to investing in commodities, other investment companies, and investments in oil, gas and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Trust's restriction regarding investments in real estate from these other fundamental investment restrictions, including the Trust's fundamental investment restriction on investments in commodities. (See Sub-Proposal 3e below.) The Trust is proposing to eliminate the restrictions on investing in other investment companies and on investing in oil, gas and mineral development programs. (See Proposal 4 below.)

Sub-Proposal 3e: To amend the Trust's fundamental investment restriction regarding investments in commodities.

   Under the 1940 Act, a fund's investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under limited circumstances, also be considered to be commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

  What effect will amending the current commodities restriction have on the Trust?

   The current fundamental investment restriction regarding commodities states that the Trust may not purchase or sell commodity contracts, except stock index futures contracts.

   The proposed fundamental investment restriction relating to commodities clarifies the ability of the Trust to engage in currency and futures contracts and related options and to invest in securities or other instruments that are secured by physical commodities. Notwithstanding the flexibility provided by the proposed fundamental investment restriction, the Trust is subject to limitations established by the Board regarding the use of futures. Although the Trust may in the future enter into futures contracts, currently the Board has adopted limitations on the Trust's use of derivatives that preclude the Trust from using futures. The use of futures contracts can involve substantial risks and, therefore, the Trust would only invest in such futures contracts where the Investment Manager believes such investments are advisable and then only to the extent permitted by the limitations established by the Board. It is not currently intended that the Investment Manager would seek to change these limitations or its use of futures contracts, forward currency contracts and related options. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to commodities would involve additional material risk at this time.

   The Trust's current fundamental investment restriction relating to commodities is combined with fundamental investment restrictions relating to investments in real estate, other investment companies, and oil, gas and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Trust's restriction regarding commodity contracts from these other fundamental investment restrictions, including the Trust's fundamental investment restriction relating to investments in real estate. (See Sub-Proposal 3d above.) The Trust is proposing to eliminate the restrictions on investing in other investment companies and on investing in oil, gas and other mineral development programs. (See Proposal 4 below.)

Sub-Proposal 3f: To amend the Trust's fundamental investment restriction regarding issuing senior securities.

   The 1940 Act requires the Trust to have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the fund's ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

   SEC Staff interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create "senior securities," for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC Staff interpretations, when engaging in these types of transactions, in order to avoid creating a senior security, an open-end fund must either (i) mark on its books or its custodian's books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations, or (ii) otherwise cover such obligation, in accordance with guidance from the SEC. This procedure limits the amount of a fund's assets that may be invested in these types of transactions and the fund's exposure to the risks associated with senior securities.

  What effect will amending the current senior securities restriction have on the Trust?

   The current fundamental investment restriction relating to issuing senior securities prohibits the Trust from issuing senior securities.

   The proposed restriction would permit the Trust to issue senior securities as permitted under the 1940 Act or any relevant rule, exemption, or interpretation thereunder issued by the SEC. The proposed restriction also would clarify that the Trust may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC Staff as not constituting senior securities, such as covered reverse repurchase transactions.

   The Trust has no present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Therefore, the Board does not anticipate that amending the current restriction will result in additional material risk to the Trust. However, the Trust may initiate the use of these strategies in the future to the extent described in the proposed new restriction. To the extent the Trust does engage in such strategies in the future, it would be subject to the risks associated with leveraging, including reduced total returns and increased volatility. The additional risks to which the Trust may be exposed are limited, however, by the limitations on issuing senior securities imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable.

   The Trust's current fundamental investment restriction relating to issuing senior securities is combined with restrictions relating to underwriting, purchasing securities on margin and engaging in short sales. The adoption of this Sub-Proposal would result in the separation of the Trust's senior securities restriction from these other fundamental investment restrictions, including the Trust's fundamental investment restriction relating to underwriting. (See Sub-Proposal 3b above.) The Trust is proposing to eliminate the restrictions on purchasing securities on margin and engaging in short sales. (See Proposal 4 below.)

Sub-Proposal 3g: To amend the Trust's fundamental investment restriction regarding industry concentration.

   Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC Staff takes the position that a fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

  What effect will amending the current industry concentration restriction have on the Trust?

   The proposed concentration restriction is substantially the same as the Trust's current restriction, except that (1) it modifies the Trust's asset measure (from "total assets" to "net assets") by which concentration is assessed; and (2) it expressly references, in a manner consistent with current SEC Staff policy, the categories of investments that are excepted from coverage of the restriction. The proposed restriction reflects a more modernized approach to industry concentration, and provides the Trust with investment flexibility that ultimately is expected to help the Trust respond to future legal, regulatory, market or technical changes. In addition, the Board may from time to time establish guidelines regarding industry classifications.

   The proposed restriction would expressly exempt from the 25% limitation those securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC Staff policy. In addition, if Proposal 4 is approved, then the Trust's current fundamental investment restriction relating to investments in other investment companies will be eliminated. The proposed restriction on industry concentration will make explicit that such investments in other investment companies are exempt from the Trust's concentration restriction. Even with this modified restriction, however, the Trust would continue to remain subject to the limitations on a fund's investments in other investment companies as set forth in the 1940 Act, its prospectus and any exemptive orders issued by the

SEC. In general, absent such rules or orders from the SEC, the 1940 Act would prohibit the Trust from investing more than 5% of its total assets in any one investment company and investing more than 10% of its total assets in other investment companies overall.

Sub-Proposal 3h: To amend the Trust's fundamental investment restrictions regarding diversification of investments.

   The 1940 Act prohibits "diversified" investment companies, like the Trust, from purchasing securities of any one issuer if, at the time of purchase, with respect to 75% of a fund's total assets, more than 5% of total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

  What effect will amending the current diversification restrictions have on the Trust?

   The Trust has fundamental investment restrictions prohibiting
(i) investments of more than 5% of the Trust's total assets in securities of any one issuer (exclusive of U.S. government securities) (the "5% limitation"); and (ii) the purchase of more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities (the "10% limitation").

   The Trust's current fundamental investment restrictions regarding diversification of investments are more restrictive in several respects than the requirements of the 1940 Act. First, the Trust's current diversification restrictions apply the 5% and 10% limitations to 100% of the Trust's assets, rather than to 75% of total assets as permitted by the 1940 Act. Second, the Trust's current 5% and 10% limitations do not exclude securities of other investment companies, and the 10% limitation does not exclude U.S. government securities, as permitted by the 1940 Act. Finally, the Trust's current 10% limitation applies to any class of securities, not solely voting securities, as provided by the 1940 Act.

   The proposed fundamental investment restriction regarding diversification follows the 5% and 10% limitations set forth in the 1940 Act. In addition, the proposed fundamental investment restriction would exclude from such 5% and 10% limitations securities issued by other investment companies (whether registered or unregistered under certain SEC rules or orders). The proposed investment restriction regarding diversification, together with the proposed elimination of the Trust's current fundamental investment restriction prohibiting investments in other investment companies (discussed in Proposal 4 below), would permit the Trust to invest cash held at the end of the day in money market funds or other short-term investments (such as unregistered money market funds) without regard to the 5% and 10% limitations. The Trust, together with the other funds in Franklin Templeton Investments, obtained an exemptive order from the SEC (the "Cash Sweep Order") that permits the funds in Franklin Templeton Investments to invest their uninvested cash in one or more registered Franklin Templeton money market funds and in unregistered money market funds sponsored by Franklin Templeton Investments. In conjunction with the Cash Sweep Order, the funds in Franklin Templeton Investments received a no-action letter from the Staff of the SEC allowing such funds that are diversified to treat an investment in unregistered money market funds as an investment in the securities of investment companies for purposes of the 1940 Act's diversification requirements (the "1999 Letter"). Amending the Trust's current investment restrictions regarding diversification and eliminating the Trust's current investment restriction regarding investments in other investment companies (discussed in Proposal 4 below) would enable the Trust to take advantage of the investment opportunities presented by the Cash Sweep Order and the 1999 Letter.

   The proposed fundamental investment restriction regarding diversification of investments is consistent with the definition of a diversified investment company under the 1940 Act and the Cash Sweep Order issued by the SEC. In addition, the proposed investment restriction would provide the Trust with greater investment flexibility consistent with the provisions of the 1940 Act and future rules or SEC interpretations. Other than permitting the Trust to take advantage of the Cash Sweep Order and the 1999 Letter, it is not currently anticipated that the adoption of the proposed restriction would materially change the way the Trust is managed.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                   THAT YOU VOTE "FOR" SUB-PROPOSALS 3a-3h.

PROPOSAL 4:  TO APPROVE THE ELIMINATION OF CERTAIN OF THE TRUST'S FUNDAMENTAL
             INVESTMENT RESTRICTIONS.

   The Trust's existing fundamental investment restrictions, including those recommended to be eliminated, are detailed in Exhibit D, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." If the Trust's shareholders approve Proposal 4, the elimination of such investment restrictions of the Trust will be effective as of the date of the supplement to the

Trust's SAI reflecting such elimination of certain of the Trust's fundamental investment restrictions, which is anticipated to be shortly after the date of shareholder approval.

  Why is the Board recommending that certain fundamental investment restrictions be eliminated, and what effect will their elimination have on the Trust?

   Certain of the Trust's fundamental investment restrictions are either restatements of restrictions that are already included within the 1940 Act or are more restrictive than current SEC Staff interpretations. These restrictions include those relating to (1) investments in other investment companies;
(2) purchasing securities on margin and engaging in short sales; (3) pledging, mortgaging or hypothecating assets; and (4) participation in joint trading accounts. In addition, the Trust's fundamental investment restriction relating to illiquid and restricted securities does not represent current SEC Staff positions, and the Trust's investments in such securities are effectively limited by the Trust's non-fundamental Illiquid Securities Restriction.

   The other fundamental investment restrictions of the Trust were originally adopted to comply with state securities laws and regulations. Due to the passage of NSMIA, these fundamental investment restrictions are no longer required by law. As a result, the Trust is no longer legally required to adopt or maintain investment restrictions relating to (1) investments in oil and gas programs; (2) management ownership of portfolio securities; (3) investing for purposes of exercising control; (4) investments in companies with less than three years of continuous operation; and (5) warrants.

   Accordingly, the Investment Manager has recommended, and the Board has determined, that these ten restrictions (referred to in this Proposal 4 as the "Restrictions") be eliminated and that their elimination is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Trust will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental investment restrictions that become outdated or inappropriate. Elimination of the Restrictions would also enable the Trust to be managed in accordance with the current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations. The Board believes that the elimination of the Restrictions is in the best interest of the Trust's shareholders as it will provide the Trust with increased flexibility to pursue its investment goal and will enhance the Investment Manager's ability to manage the Trust's assets in a changing investment environment.

  Which ten (10) Restrictions is the Board recommending that the Trust eliminate?

   The Trust currently is subject to ten Restrictions that are proposed to be eliminated. The exact language of the Restrictions has been included in Exhibit D, which is entitled "Fundamental Investment Restrictions Proposed to be Amended or Eliminated."

   Oil and Gas Programs

   The Trust has a fundamental investment restriction that prohibits the Trust from investing in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs. The Trust's fundamental investment restriction regarding oil and gas programs was based on state securities laws that had been adopted by a few jurisdictions, but have since been preempted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

   Investment in Other Investment Companies

   The Trust's current fundamental investment restriction prohibits the Trust from investing in other open-end investment companies or, as an operating policy approved by the Board, investing in closed-end investment companies. This fundamental investment restriction is more restrictive than the 1940 Act and current SEC Staff interpretations, which do not require a fund to adopt such a provision as a fundamental investment restriction.

   Upon elimination of this restriction, the Trust would remain subject to the restrictions under Section 12(d) of the 1940 Act relating to the Trust's ability to invest in other investment companies, including open-end and closed-end investment companies, except where the Trust has received an exemption from such restrictions. The 1940 Act restrictions generally specify that the Trust may not purchase more than 3% of another fund's total outstanding voting stock, invest more than 5% of its total assets in another fund's securities, or have more than 10% of its total assets invested in securities of all other funds. In addition, eliminating the Trust's current restriction on investments in other investment companies would enable the Trust to take advantage of the investment opportunities presented by the Cash Sweep Order (discussed in Sub-Proposal 3h above), because it contemplates relief from the 1940 Act restrictions relating to investments in other registered and unregistered investment companies in certain limited circumstances. Therefore, the Board is recommending that the restriction be eliminated.

   Management Ownership of Securities

   The Trust's current fundamental investment restriction prohibits the Trust from investing in companies in which certain affiliated persons of the Trust have an ownership interest. This restriction was based on state law provisions that have been preempted by NSMIA. In addition, the 1940 Act provisions addressing conflicts of interest would continue to apply to the Trust. Therefore, the Board is recommending that the restriction be eliminated.

   Investing for Purposes of Exercising Control

   The 1940 Act does not require, and applicable state law no longer requires, that the Trust adopt a fundamental investment restriction prohibiting it from investing in any company for the purpose of exercising control or management. Because the Trust, as a diversified investment company, is already subject to certain limitations with respect to how much of a single issuer's voting securities it may acquire (and, if approved by shareholders, would be subject to the amended fundamental investment restriction regarding diversification of investments described in Sub-Proposal 3h above), the Board is recommending that this restriction be eliminated.

   Purchasing Securities on Margin and Engaging in Short Sales

   The 1940 Act does not require the Trust to adopt a fundamental investment restriction regarding purchasing on margin or engaging in short sales, except to the extent that these transactions may result in the creation of senior securities (as described more fully in Sub-Proposal 3f above). The Trust's current fundamental investment restriction prohibits the Trust from
(1) purchasing securities on margin except that the Trust may make margin payments in connection with futures, certain options, forward contracts and currency transactions; and (2) engaging in short sales of securities.

   Current 1940 Act provisions on issuing senior securities, engaging in short sales and purchasing on margin, together with the proposed fundamental investment restriction on senior securities, will limit the ability of the Trust to purchase securities on margin and engage in short sales. Therefore, the Investment Manager does not anticipate that deleting the current restrictions will result in additional material risk to the Trust at this time.

   Pledging, Mortgaging or Hypothecating Assets

   The Trust's current fundamental investment restriction prohibits the Trust from pledging, mortgaging or hypothecating its assets for any purpose, except to secure borrowings and then only to an extent not greater than 15% of the Trust's total assets. The current investment restriction further provides that arrangements with respect to margin for futures contracts, forward contracts and related options are not deemed to be a pledge of assets. This fundamental investment restriction is not required by the federal securities laws or any SEC interpretation thereof. Accordingly the Board proposes that this fundamental investment restriction be eliminated.

   Three Years of Continuous Operation

   The Trust's current fundamental investment restriction relating to investments in newer companies limits the Trust's ability to invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years. This restriction was based upon state securities laws that have been preempted by NSMIA. Therefore, the Board proposes that the restriction be eliminated.

   Warrants

   The Trust's fundamental investment restriction relating to warrants limits the Trust's investments in warrants to 5% of its total assets whether or not the warrant is listed on the New York Stock Exchange or the American Stock Exchange, including no more than 2% of the Trust's total assets which may be invested in warrants that are not listed on those exchanges. A warrant entitles an investor to purchase a specified amount of stock at a specified price and is effective for a period of time normally ranging from a number of years to perpetuity. The Trust's fundamental investment restriction on warrants was based on state securities laws that have since been preempted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

   Illiquid and Restricted Securities

   The fundamental investment restriction on illiquid and restricted securities prohibits the Trust from investing more than 15% of its total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements having more than seven days to maturity, and over-the-counter options purchased by the Trust. The current fundamental investment restriction further provides that assets used as cover for over-the-counter options written by the Trust are considered not readily marketable. With some exceptions, "restricted securities" generally include securities that have not been registered under the Securities Act of 1933, as amended, and therefore may only be resold to certain institutional investors under certain circumstances, and securities that are subject to other contractual restrictions on resale. To the extent that a restricted security is not readily marketable at a price that is approximately equal to the value placed on such assets by the Trust, these types of securities may be considered illiquid. Because the Board has determined to adopt the non-fundamental Illiquid Securities Restriction which, consistent with the SEC Staff's current position on illiquid securities, prohibits the Trust from investing more than 15% of its net assets in illiquid securities, the Board is recommending that the Trust's current fundamental investment restriction relating to illiquid and restricted securities be eliminated.

   The Trust remains subject to the limitations imposed by the SEC Staff on an open-end fund's ability to invest in illiquid securities. As a result of the proposed elimination of the Trust's current fundamental investment restriction that relates to illiquid and restricted securities, the Board has adopted the non-fundamental Illiquid Securities Restriction. Thus, the Trust is already prohibited from investing more than 15% of its net assets in illiquid securities, including securities that are not readily marketable. In addition, the liquidity of assets used as cover for the over-the-counter options written by the Trust will be determined in accordance with any rules or interpretations that may be adopted or issued by the SEC from time to time. The Board is therefore recommending that the current fundamental investment restriction relating to illiquid and restricted securities be eliminated.

   Joint Trading Accounts

   The Trust's fundamental investment restriction relating to joint trading accounts prohibits the Trust's participation on a joint or a joint and several basis in any trading account in securities. Because Section 12(a)(2) of the 1940 Act prohibits a mutual fund from participating in a joint trading account unless allowed by rule or exemptive order, the current fundamental restriction is unnecessary. Therefore, the Board is recommending that the restriction be eliminated.

  What are the risks, if any, in eliminating the Restrictions?

   The Board does not anticipate that eliminating the Restrictions will result in any additional material risk to the Trust at this time. If this Proposal 4 is approved, the Trust will continue to be subject to the limitations of the 1940 Act, or any rule, SEC Staff interpretation, or exemptive orders granted under the 1940 Act. Moreover, the Trust does not currently intend to change its present investment practices as a result of eliminating the Restrictions, except to the extent that the Trust would take advantage of the Cash Sweep Order or invest in other money market funds for cash management purposes.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" PROPOSAL 4.

..  ADDITIONAL INFORMATION ABOUT THE TRUST

   The Investment Manager. The Investment Manager of the Trust is Templeton Investment Counsel, LLC ("TICL"), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. Pursuant to an investment management agreement, TICL manages the investment and reinvestment of the Trust's assets. TICL is an indirect, wholly owned subsidiary of Resources.

   The Administrator. The administrator of the Trust is Franklin Templeton Services, LLC ("FT Services"), with offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Trust.

   The Underwriter. The underwriter for the Trust is Franklin/Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906

   The Transfer Agent. The transfer agent and shareholder servicing agent for the Trust is Franklin Templeton Investor Services, LLC, 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

   The Custodian. The custodian for the Trust is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

   Pending Litigation. On August 2, 2004, Resources announced that Franklin Advisers, Inc. ("Advisers") (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant.

   Resources, certain of its subsidiaries and certain funds, current and former officers, employees, and directors/trustees have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Resources' subsidiaries, allegedly resulting in market timing activity.

   The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC's findings regarding market timing, each as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds, including the Trust, or Resources. To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the "Judicial Panel") ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled "In re Mutual Funds Investment Litigation" (the "MDL"). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

   Resources previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Resources' website at franklintempleton.com under "Statement on Current Industry Issues."

   Other Matters. The Trust's last audited financial statements and annual report for the fiscal year ended December 31, 2005, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   Shareholders Sharing the Same Address. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

   Principal Shareholders. As of April 3, 2006, the outstanding shares and classes of the Trust were as follows:

                      Class   Number of Shares Outstanding
                      -----   ----------------------------
                      Class A        22,077,722.580
                      Class B           132,454.107
                      Class C         1,189,688.037

   From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Trust's management, as of April 3, 2006, there were no other entities owning beneficially more than 5% of the outstanding shares of any class of the Trust.

   In addition, to the knowledge of the Trust's management, as of April 3, 2006, no nominee or Trustee of the Trust owned 1% or more of the outstanding shares of the Trust, and the Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Trust.

   Contacting the Board of Trustees. If a shareholder wishes to send a communication to the Board of Trustees, such correspondence should be in writing and addressed to the Board of Trustees at the Trust's offices, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention:
Secretary. The correspondence will be given to the Board for review and consideration.

..  AUDIT COMMITTEE

   Audit Committee and Independent Registered Public Accounting Firm. The Trust's Audit Committee is responsible for the appointment, compensation and retention of the Trust's independent registered public accounting firm ("auditors"), including evaluating their independence, recommending the selection of the Trust's auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal auditing. The Audit Committee is currently comprised of Messrs. Crothers, Niemiec, Olson (Chairman) and Tseretopoulos, all of whom are Independent Trustees.

   Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") as auditors of the Trust for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Trust's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $23,215 for the fiscal year ended December 31, 2005 and $23,000 for the fiscal year ended December 31, 2004.

   Audit-Related Fees. There were no fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Trust's financial statements and not reported under "Audit Fees" above.

   In addition, the Audit Committee pre-approves PwC's engagement for audit-related services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust. The fees for these services were $0 for the fiscal year ended December 31, 2005 and $48,579 for the fiscal year ended December 31, 2004. The services for which these fees were paid included attestation services.

   Tax Fees. PwC did not render any tax compliance, tax advice or tax planning services ("tax services") to the Trust for the fiscal year ended December 31, 2005 or for the fiscal year ended December 31, 2004.

   In addition, the Audit Committee pre-approves PwC's engagement for tax services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust. The fees for these tax services were $19,591 for the fiscal year ended December 31, 2005 and $0 for the fiscal year ended December 31, 2004. The tax services for which these fees were paid included tax compliance and advice.

   All Other Fees. The aggregate fees paid for products and services provided by PwC to the Trust, other than the services reported above, were $0 for the fiscal year ended December 31, 2005 and $280 for the fiscal year ended
December 31, 2004. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

   In addition, the Audit Committee pre-approves PwC's engagement for other services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Trust, which engagements relate directly to the operations and financial reporting of the Trust. The aggregate fees paid to PwC for such other services and not reported above were $4,500 for the Trust's fiscal year ended
December 31, 2005 and $159,720 for the fiscal year ended December 31, 2004. The services for which these fees were paid included review of materials provided to the Board in connection with the investment management contract renewal process.

   Aggregate Non-Audit Fees. The aggregate fees paid to PwC for non-audit services to the Trust and to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Trust were $24,091 for the fiscal year ended December 31, 2005 and $208,579 for the fiscal year ended December 31, 2004.

   The Audit Committee has determined that the provision of the non-audit services, including tax-related services, that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Trust is compatible with maintaining PwC's independence.

   Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

..  FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   Solicitation of Proxies. Your vote is being solicited by the Trustees. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Trust. The Trust reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Trust has engaged InvestorConnect, a division of The Altman Group, a professional proxy solicitation firm, to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an estimated cost of approximately $17,000 to $33,000, including out-of-pocket expenses. The Trust expects that the solicitation would be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. If the Trust does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. The Trust does not reimburse Trustees and officers of the Trust, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Trust intends to pay all costs associated with the solicitation and the Meeting.

   Voting by Broker-Dealers. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Trust in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that broker-dealers may vote on Proposal 1, Election of a Board of Trustees, on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   Quorum. Holders of a majority of the outstanding shares of the Trust, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   Method of Tabulation. Proposal 1, to elect a Board of Trustees, requires the affirmative vote of a plurality of the votes cast of the holders of shares entitled to vote present in person or represented by proxy at the Meeting at which a quorum is present. Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust, Proposal 3, to approve amendments to certain of the Trust's fundamental investment restrictions (including eight (8) Sub-Proposals), and Proposal 4, to approve the elimination of certain of the Trust's fundamental investment restrictions, each require the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Trust; or (ii) 67% or more of the outstanding shares of the Trust present at the Meeting, if the holders of more than 50% of the Trust's outstanding shares are present or represented by proxy.

   Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1 and will have the effect of a vote "against" Proposals 2, 3 and 4.

   Simultaneous Meetings. The Meeting is to be held at the same time as a meeting of shareholders of Templeton Global Investment Trust. If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

   Adjournment. The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, or by the Chairperson of the Board, the president of the Trust or other authorized officer of the Trust. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with Massachusetts business trust law and the Trust's By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Trust on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Trust did not have timely notice, as set forth in the SEC's proxy rules.

   Shareholder Proposals. The Trust is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust's proxy statement for the next meeting of shareholders should send his or her written proposal to the Trust's offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the Trust's proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust's proxy statement or presented at the meeting.

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                                  By Order of the Board of Trustees,

                                  Robert C. Rosselot
                                  Secretary

April 12, 2006

                                                                      EXHIBIT A

                         NOMINATING COMMITTEE CHARTER

I.  The Committee.

   The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II. Board Nominations and Functions.

   1. The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence; e.g., business, financial or family relationships with investment managers or service providers.

   2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

   3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

   4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.  Committee Nominations and Functions.

   The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.  Other Powers and Responsibilities.

   1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

   2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

   3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

   4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

   5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                                                                      EXHIBIT B

                                    FORM OF

                     AGREEMENT AND PLAN OF REORGANIZATION

   This Agreement and Plan of Reorganization ("Agreement") is made as of this
day of       , 2006 by and between Templeton Global Opportunities Trust, a
Massachusetts business trust (the "Trust"), and Templeton Global Opportunities Trust, a Delaware statutory trust (the "DE Trust") (the Trust and the DE Trust are hereinafter collectively referred to as the "parties").

   In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.  Plan of Reorganization.

   (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Trust will convey, transfer and deliver to the DE Trust at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Trust's then-existing assets (the "Assets"). In consideration thereof, the DE Trust agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Trust, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the "Liabilities"), such Liabilities to become the obligations and liabilities of the DE Trust; and
(ii) to deliver to the Trust in accordance with paragraph (b) of this
Section 1, full and fractional shares of each class of shares of beneficial interest, without par value, of the DE Trust, equal in number to the number of full and fractional shares of the corresponding class of shares of beneficial interest, without par value, of the Trust outstanding at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code"). The Trust shall distribute to the Trust's shareholders the shares of the DE Trust in accordance with this Agreement and the resolutions of the Board of Trustees of the Trust (the "Board of Trustees") authorizing the transactions contemplated by this Agreement.

   (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the DE Trust will establish an open account for each shareholder of the Trust and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the appropriate class of the DE Trust equal to the number of full and fractional shares of beneficial interest such shareholder holds in the corresponding class of the Trust at the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the DE Trust will be carried to the third decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each class of shares of the DE Trust shall be deemed to be the same as the net asset value per share of each corresponding class of shares of the Trust. On the Effective Date of the Reorganization, each certificate representing shares of a class of the Trust will be deemed to represent the same number of shares of the corresponding class of the DE Trust. Simultaneously with the crediting of the shares of the DE Trust to the shareholders of record of the Trust, the shares of the DE Trust held by such shareholders shall be cancelled. Each shareholder of the Trust will have the right to deliver their share certificates of the Trust to the DE Trust in exchange for share certificates of the DE Trust. However, a shareholder need not deliver such certificates to the DE Trust unless the shareholder so desires.

   (c) As soon as practicable after the Effective Date of the Reorganization, the Trust shall take all necessary steps under Massachusetts law to effect a complete dissolution of the Trust.

   (d) The expenses of entering into and carrying out this Agreement will be borne by the Trust to the extent not paid by its investment manager.

2.  Closing and Effective Date of the Reorganization.

   The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the DE Trust in exchange for the assumption and payment, when due, by the DE Trust, of the Liabilities of the Trust; and (ii) the issuance and delivery of the DE Trust's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Trust at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization"). Solely for purposes of subsection (a) above, the effectiveness of one or more post-effective amendments to the Trust's Registration Statement as described below in Section 3(b)(i) shall not be deemed to be a necessary regulatory approval.

3.  Conditions Precedent.

   The obligations of the Trust and the DE Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

      (a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

      (b) (i) One or more post-effective amendments to the Trust's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to such Registration Statement as are determined under the supervision of the Board of Trustees to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the DE Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Trust's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Trust to a Delaware statutory trust shall have been filed with the Commission and the DE Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

      (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of The Commonwealth of Massachusetts and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley, Ronon, Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Trust, the DE Trust or the shareholders of the Trust or the DE Trust;

      (d) The Trust shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Trust, to the effect that (i) the DE Trust is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the DE Trust and this Agreement has been duly executed and delivered by the DE Trust and is a legal, valid and binding agreement of the DE Trust in accordance with its terms; and (iii) the shares of the DE Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the DE Trust;

      (e) The DE Trust shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the DE Trust, to the effect that: (i) the Trust is duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts; (ii) the Trust is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite trust action of the Trust and this Agreement has been duly executed and delivered by the Trust and is a legal, valid and binding agreement of the Trust in accordance with its terms;

      (f) The shares of the DE Trust are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Trust are currently eligible for offering to the public so as to permit the issuance and delivery by the DE Trust of the shares contemplated by this Agreement to be consummated;

      (g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Trustees and the shareholders of the Trust;

      (h) The shareholders of the Trust shall have voted to direct the Trust to vote, and the Trust shall have voted, as sole shareholder of each class of the Trust, to:

          (1) Elect as Trustees of the Trust the following individuals: Messrs. Harris J. Ashton, Frank J. Crothers, S. Joseph Fortunato, Charles B. Johnson, Rupert H. Johnson, Jr., Gordon S. Macklin, David W. Niemiec, Frank A. Olson, Larry D. Thompson, Constantine D. Tseretoupoulos and Robert E. Wade and Ms. Edith E. Holiday; and

          (2) Approve an Investment Management Agreement between Templeton Investment Counsel, LLC ("TIC") and the DE Trust which is substantially identical to the then-current Investment Management Agreement between TIC and the Trust;

      (i) The Trustees of the DE Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

          (1) Approval of the Investment Management Agreement described in paragraph (h)(2) of this Section 3 between TIC and the DE Trust;

          (2) Approval of the assignment to the DE Trust of the Custody Agreement dated January 18, 1990, as amended to date, between The Chase Manhattan Bank, N.A. (now JPMorgan Chase Bank), and the Trust;

          (3) Selection of PricewaterhouseCoopers LLP as the DE Trust's independent auditors for the fiscal year ending December 31, 2006;

          (4) Approval of a Fund Administration Agreement between the DE Trust and Franklin Templeton Services, LLC;

          (5) Approval of a Distribution Agreement between the DE Trust and Franklin/Templeton Distributors, Inc.;

          (6) Approval of a Form of Dealer Agreement between the DE Trust and Franklin/Templeton Distributors, Inc. and securities dealers dated March 1, 1998, including the Amendment to the Form of Dealer Agreement, dated May 15, 1998;

          (7) Approval of the following Distribution Plans by the DE Trust pursuant to Rule 12b-1 under the 1940 Act: (a) Class A Distribution Plan pursuant to Rule 12b-1; (b) Class B Distribution Plan pursuant to Rule 12b-1; and (c) Class C Distribution Plan pursuant to Rule 12b-1;

          (8) Approval of the Multiple Class Plan pursuant to Rule 18f-3;

          (9) Approval of a Transfer Agent and Shareholder Services Agreement between the DE Trust and Franklin Templeton Investor Services, LLC;

          (10) Authorization of the issuance by the DE Trust, prior to the Effective Date of the Reorganization, of one share of each class of shares of beneficial interest of the DE Trust to the Trust in consideration for the payment of $1.00 for each such share for the purpose of enabling the Trust to vote on the matters referred to in paragraph (h) of this Section 3;

          (11) Submission of the matters referred to in paragraph (h) of this
       Section 3 to the Trust as sole shareholder of each class of the DE Trust; and

          (12) Authorization of the issuance and delivery by the DE Trust of shares of the DE Trust on the Effective Date of the Reorganization and the assumption by the DE Trust of the Liabilities of the Trust in exchange for the Assets of the Trust pursuant to the terms and provisions of this Agreement.

   At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Trustees, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Trust under this Agreement.

4.  Dissolution of the Trust.

   Promptly following the consummation of the distribution of each class of shares of the DE Trust to holders of the corresponding class of shares of the Trust under this Agreement, the officers of the Trust shall take all steps necessary under Massachusetts law to dissolve its business trust status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from The Commonwealth of Massachusetts, and filing for record with the Secretary of the Commonwealth of Massachusetts of a Certificate of Termination.

5.  Termination.

   The Board of Trustees may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Trust, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.  Entire Agreement.

   This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.  Further Assurances; Other Agreements.

   The Trust and the DE Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

   The parties acknowledge and agree that this Agreement has been made and executed on behalf of the Trust and is not executed or made by the officers or Trustees of the Trust individually, but only as officers and Trustees under the Trust's Declaration of Trust, and that the obligations of the Trust hereunder are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but bind only the estate of the Trust.

8.  Counterparts.

   This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.  Governing Law.

   This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

   IN WITNESS WHEREOF, the Trust and the DE Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.


Attest:                             TEMPLETON GLOBALOPPORTUNITIES TRUST
                                    (a Massachusetts business trust)

By  /s/                             By  /s/
        --------------------------          -----------------------------------
    Name:                               Name:
    Title:                              Title:

                                    TEMPLETON GLOBALOPPORTUNITIES TRUST
Attest:                             (a Delaware statutory trust)

By  /s/                             By  /s/
        --------------------------          -----------------------------------
    Name:                               Name:
    Title:                              Title:

                                                                      EXHIBIT C

               A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                               A Comparison of:

                The Law Governing Delaware Statutory Trusts and
         The Charter Documents of Templeton Global Opportunities Trust
                                Under Such Law

                                     With

              The Law Governing Massachusetts Business Trusts and
         The Charter Documents of Templeton Global Opportunities Trust
                                Under Such Law

                       Delaware Statutory Trust          Massachusetts Business Trust
                       ------------------------          ----------------------------
Governing      A Delaware statutory trust (a "DST")     A Massachusetts business trust
Documents/     is formed by a governing instrument      (an "MBT") is created by
Governing Body and the filing of a certificate of trust filing a declaration of trust
               with the Delaware Secretary of State     with the Secretary of the
               ("Secretary of State"). The Delaware     Commonwealth of
               law governing a DST is referred to in    Massachusetts and with the
               this analysis as the "Delaware Act."     clerk of every city or town in
                                                        Massachusetts where the MBT
                                                        has a usual place of business.

               A DST is an unincorporated               An MBT is an unincorporated
               association organized under the          association organized under
               Delaware Act whose operations are        the Massachusetts statute
               governed by its governing instrument     governing business trusts (the
               (which may consist of one or more        "Massachusetts Statute") and
               instruments). Its business and affairs   is considered to be a hybrid,
               are managed by or under the direction    having characteristics of both
               of one or more trustees (referred to     corporations and common law
               herein as the "trustees" or the "board   trusts. An MBT's operations
               of trustees").                           are governed by a trust
                                                        instrument and by-laws. The
                                                        business and affairs of an
                                                        MBT are managed by or under
                                                        the direction of a board of
                                                        trustees (referred to herein as
                                                        the "trustees" or the "board of
                                                        trustees").

           Delaware Statutory Trust             Massachusetts Business Trust
           ------------------------             ----------------------------
  If a DST is, becomes, or will become        MBTs are also granted a
  prior to or within 180 days following       significant amount of
  its first issuance of beneficial interests, organizational and operational
  a registered investment company             flexibility. The Massachusetts
  under the Investment Company Act of         Statute is silent on most of the
  1940, as amended (the "1940 Act"),          salient features of MBTs,
  such DST is not required to have a          thereby allowing the trustees
  trustee who is a resident of Delaware       of the MBT to freely structure
  or who has a principal place of             the MBT. The Massachusetts
  business in Delaware provided that          Statute does not specify what
  notice that the DST is or will become       information must be contained
  an investment company is set forth in       in the declaration of trust, nor
  the DST's certificate of trust and the      does it require a registered
  DST has a registered office and a           office or agent for service of
  registered agent for service of process     process in Massachusetts.
  in Delaware.

  The governing instrument for the            The governing instrument for
  DST, Templeton Global Opportunities         the MBT, Templeton Global
  Trust (the "DE Trust"), is comprised        Opportunities Trust (the
  of an agreement and declaration of          "Trust"), is comprised of an
  trust ("DE Declaration") and by-laws        Amended and Restated
  ("DE By-Laws"). The DE Trust's              Declaration of Trust ("MA
  governing body is the board of              Declaration") and by-laws
  trustees.                                   ("MA By-Laws"). The Trust's
                                              governing body is the board of
                                              trustees.

  Each trustee of the DE Trust shall          The MA Declaration provides
  hold office for the lifetime of the DE      that, except in the event of
  Trust or until such trustee's earlier       resignation or removal (as
  death, resignation, removal, retirement     described below), each trustee
  or inability otherwise to serve, or, if     shall hold office until the next
  sooner than any such events, until the      meeting of shareholders and
  next meeting of shareholders called         until his successor is elected
  for the purpose of electing trustees or     and qualified.
  consent of shareholders in lieu thereof
  for the election of trustees, and until
  the election and qualification of his or
  her successor.

                            Delaware Statutory Trust           Massachusetts Business Trust
                            ------------------------           ----------------------------
Designation of      Under the Delaware Act, the              Under the Massachusetts
Ownership Shares or ownership interests in a DST are         Statute, the ownership interests
Interests           denominated as "beneficial interests"    in an MBT are denominated as
                    and are held by "beneficial owners."     "beneficial interests" and are
                    However, there is flexibility as to how  held by "beneficial owners."
                    a governing instrument refers to         However, there is flexibility as
                    "beneficial interests" and "beneficial   to how a governing instrument
                    owners" and the governing instrument     refers to "beneficial interests"
                    may identify "beneficial interests" and  and "beneficial owners" and
                    "beneficial owners" as "shares" and      the governing instrument may
                    "shareholders," respectively.            identify "beneficial interests"
                                                             and "beneficial owners" as
                                                             "shares" and "shareholders,"
                                                             respectively.

                    The Trust's beneficial interests,        The Trust's shares of
                    without par value, are designated as     beneficial interest, par value
                    "shares" and its beneficial owners are   $0.01 per share, are designated
                    designated as "shareholders." This       as "shares" and its beneficial
                    analysis will use the "share" and        owners are designated as
                    "shareholder" terminology.               "shareholders." This analysis
                                                             will use the "share" and
                                                             "shareholder" terminology.

Series and Classes  Under the Delaware Act, the              The Massachusetts Statute is
                    governing instrument may provide for     largely silent as to any
                    classes, groups or series of shares or   requirements for the creation
                    shareholders, having such relative       of series or classes of shares,
                    rights, powers and duties as set forth   although the trust documents
                    in the governing instrument. Such        creating an MBT may provide
                    classes, groups or series may be         methods or authority to create
                    created in the DST's governing           such series or classes without
                    instrument or otherwise in the manner    seeking shareholder approval.
                    provided in the governing instrument.
                    No state filing is necessary and, unless
                    required by the governing instrument,
                    shareholder approval is not needed.
                    Except to the extent otherwise
                    provided in the governing instrument
                    of a DST, where the DST is a
                    registered investment company under
                    the 1940 Act, any class, group or
                    series of shares established by the
                    governing instrument shall be a class,
                    group or series preferred as to
                    distributions or dividends over all
                    other classes, groups or series with
                    respect to assets specifically allocated
                    to such class, group or series as
                    contemplated by Section 18 (or any
                    amendment or successor provision) of
                    the 1940 Act and any regulations
                    issued thereunder.

          Delaware Statutory Trust          Massachusetts Business Trust
          ------------------------          ----------------------------

  The DE Declaration authorizes the        The MA Declaration
  board of trustees to divide the Trust's  authorizes an unlimited
  shares into two or more classes of       number of shares, which may
  shares, and into separate and distinct   be divided into separate and
  series and to divide a series into       distinct series or classes. The
  separate classes of shares in            MA Declaration also provides
  accordance with the 1940 Act. Such       that the trustees, in their
  series and classes will have the rights, discretion, may authorize the
  powers and duties set forth in the DE    division of shares into two or
  Declaration unless otherwise provided    more series and into two or
  in resolutions of the board of trustees  more classes, and the different
  with respect to such series or class.    series or classes shall be
  The board of trustees, on behalf of the  established and designated,
  DE Trust, may acquire and hold as        and the variations in the
  treasury shares, reissue for such        relative rights and preferences
  consideration and on such terms as it    as between the different series
  may determine, or cancel, at its         or classes shall be fixed and
  discretion from time to time, any        determined by the trustees,
  shares reacquired by the DE Trust.       provided that all shares shall
  The board of trustees may classify or    be identical except that there
  reclassify any unissued shares or any    may be variations so fixed and
  shares of the Trust or any series or     determined (a) between
  class, that were previously issued and   different series as to
  are reacquired, into one or more series  investment objective, purchase
  or classes that may be established and   price, allocation of expenses,
  designated from time to time.            right of redemption, special
                                           and relative rights as to
                                           dividends and on liquidation,
                                           conversion rights, and
                                           conditions under which the
                                           several series shall have
                                           separate voting rights, and (b)
                                           between the different classes
                                           as to allocation of expenses,
                                           right of redemption, special
                                           and relative rights as to
                                           dividends and on liquidation,
                                           conversion rights, and
                                           conditions under which the
                                           several classes shall have
                                           separate voting rights. The
                                           trustees may classify or
                                           reclassify any unissued shares
                                           or any shares previously issued
                                           and reacquired of any series or
                                           class into one or more other
                                           series or into one or more
                                           other classes that may be

          Delaware Statutory Trust           Massachusetts Business Trust
          ------------------------           ----------------------------

                                           established and designated
                                           from time to time. The trustees
                                           may hold as treasury shares (of
                                           the same or some other series
                                           or class), reissue for such
                                           consideration and on such
                                           terms as they may determine,
                                           or cancel any shares of any
                                           series or class reacquired by
                                           the Trust at their discretion
                                           from time to time.

  The DE Declaration provides that the     The MA Declaration provides
  establishment and designation of any     that the establishment and
  series or class shall be effective,      designation of any series or
  without the requirement of               class of shares shall be
  shareholder approval, upon the           effective upon the execution
  adoption of a resolution by not less     by a majority of the then
  than a majority of the then board of     trustees of an instrument
  trustees, which resolution shall set     setting forth such
  forth such establishment and             establishment and designation
  designation and may provide, to the      and the relative rights and
  extent permitted by the Delaware Act,    preferences of such series or
  for rights, powers and duties of such    class, as the case may be, or as
  series or class (including variations in otherwise provided in such
  the relative rights and preferences as   instrument.
  between the different series and
  classes) otherwise than as provided in
  the DE Declaration. The board of
  trustees has approved resolutions that
  provide the shareholders of each class
  of the DE Trust with the same
  conversion rights, and subject to the
  same conditions of conversion, as the
  shareholders of the corresponding
  classes of the Trust.

  Assets and Liabilities                   Assets and Liabilities
  The DE Declaration also provides that    The Massachusetts Statute
  each series of the DE Trust shall be     does not contain statutory
  separate and distinct from any other     provisions addressing series or
  series of the DE Trust, shall maintain   class liability with respect to a
  separate and distinct records on the     multiple series or class
  books of the DE Trust, and shall hold    investment company.
  and account for the assets and           Therefore, unless otherwise
  liabilities belonging to any such series provided in the declaration of
  separately from the assets and           trust for an MBT, the debts,
  liabilities of the DE Trust or any other liabilities, obligations and
  series. Each class of the DE Trust       expenses incurred, contracted

          Delaware Statutory Trust           Massachusetts Business Trust
          ------------------------           ----------------------------
  shall be separate and distinct from any  for or otherwise existing with other class of the Trust, and each class respect to a particular series or
  of a series shall be separate and        class may be enforceable
  distinct from any other class of the     against the assets of the MBT
  series. If any assets or liabilities are generally.
  not readily identifiable as assets or
  liabilities of a particular series, then The MA Declaration provides the board of trustees, or an appropriate that all consideration received
  officer as determined by the board of    by the Trust for the issue or
  trustees, shall allocate such assets or  sale of shares of a particular
  liabilities to, between or among any     series, together with all assets
  one or more of the series in such        in which such consideration is
  manner and on such basis as the board    invested or reinvested, all
  of trustees, in its sole discretion,     income, earnings, profits and
  deems fair and equitable. Each such      proceeds thereof, including
  allocation by or under the direction of  any proceeds derived from the
  the board of trustees shall be           sale, exchange or liquidation
  conclusive and binding upon the          of such assets, and any funds
  shareholders of all series for all       or payments derived from any
  purposes. Liabilities, debts,            reinvestment of such proceeds
  obligations, costs, charges, reserves    in whatever form the same
  and expenses related to the              may be, shall irrevocably
  distribution of, and other identified    belong to that series for all
  expenses that should or may properly     purposes, subject only to the
  be allocated to, the shares of a         rights of creditors of such
  particular class may be charged to and   series and except as may
  borne solely by such class. The          otherwise be required by
  bearing of expenses solely by a          applicable tax laws, and shall
  particular class of shares may be        be so recorded upon the books
  appropriately reflected (in a manner     of account of the Trust. In the
  determined by the board of trustees),    event that there are any assets,
  and may affect the net asset value       income, earnings, profits, and
  attributable to, and the dividend,       proceeds thereof, funds, or
  redemption and liquidation rights of,    payments which are not
  such class. Each allocation of           readily identifiable as
  liabilities, debts, obligations, costs,  belonging to any particular
  charges, reserves and expenses by or     series, the trustees shall
  under the direction of the board of      allocate them among any one
  trustees shall be conclusive and         or more of the series
  binding upon the shareholders of all     established and designated
  classes for all purposes.                from time to time in such
                                           manner and on such basis as
                                           the trustees, in their sole
                                           discretion, deem fair and
                                           equitable. Each such allocation
                                           by the trustees shall be
                                           conclusive and binding upon
                                           the shareholders of all series

  Delaware Statutory Trust   Massachusetts Business Trust
  ------------------------   ----------------------------
                           for all purposes. The assets
                           belonging to each particular
                           series shall be charged with the
                           liabilities of the Trust in
                           respect of that series and all
                           expenses, costs, charges and
                           reserves attributable to that
                           series and any general
                           liabilities, expenses, costs,
                           charges or reserves of the
                           Trust which are not readily
                           identifiable as belonging to
                           any particular series shall be
                           allocated and charged by the
                           trustees to and among any one
                           or more of the series, in such
                           manner and on such basis as
                           the trustees, in their sole
                           discretion, deem fair and
                           equitable and no series shall be
                           liable to any person except for
                           its allocated share. Liabilities,
                           expenses, costs, charges and
                           reserves related to the
                           distribution of, and other
                           identified expenses that should
                           properly be allocated to the
                           shares of a particular class may
                           be charged to and borne solely
                           by such class. Each allocation
                           of liabilities, expenses, costs,
                           charges and reserves by the
                           trustees shall be conclusive
                           and binding upon shareholders
                           of all series and all classes for
                           all purposes. The assets of a
                           particular series of the Trust
                           shall, under no circumstances,
                           be charged with liabilities
                           attributable to any other series
                           of the Trust. All persons
                           extending credit to, contracting
                           with, or having any claim
                           against a particular series of
                           the Trust shall look only to the
                           assets of that particular series
                           for payment of such credit,
                           contract or claim. No holder of
                           shares of any series shall have
                           any claim on or right to any
                           assets allocated or belonging
                           to any other series.

          Delaware Statutory Trust            Massachusetts Business Trust
          ------------------------            ----------------------------
  Dividends and Distributions               Dividends and Distributions
  The DE Declaration provides that no       The MA Declaration provides
  dividend or distribution including,       that each holder of shares of a
  without limitation, any distribution      series shall be entitled to
  paid upon dissolution of the Trust or     receive his pro rata share of
  of any series with respect to, nor any    distributions of income and
  redemption of, the shares of any series   capital gains made with
  or class of such series shall be effected respect to such series. The MA
  by the Trust other than from the assets   Declaration also provides that
  held with respect to such series, nor,    the trustees shall from time to
  except as specifically provided in the    time distribute ratably among
  DE Declaration, shall any shareholder     the shareholders of a series
  of any particular series otherwise have   such proportion of the net
  any right or claim against the assets     profits, surplus (including
  held with respect to any other series or  paid-in surplus), capital or
  the Trust generally except, in the case   assets of such series as the
  of a right or claim against the assets    trustees may deem proper.
  held with respect to any other series,    Such distributions may be
  to the extent that such shareholder has   made in cash or property
  such a right or claim under the DE        (including without limitation
  Declaration as a shareholder of such      any type of obligations of such
  other series. The shareholders of the     series or any assets thereof),
  Trust or any series or class, if any,     and the trustees may distribute
  shall be entitled to receive dividends    ratably among the shareholders
  and distributions when, if and as         additional shares of such series
  declared by the board of trustees,        issuable as provided in the MA
  provided that with respect to classes,    Declaration in such manner, at
  such dividends and distributions shall    such times, and on such terms
  comply with the 1940 Act. The right       as the trustees may deem
  of shareholders to receive dividends or   proper. The trustees may
  other distributions on shares of any      always retain from the net
  class may be set forth in a plan          profits such amount as they
  adopted by the board of trustees and      may deem necessary to pay the
  amended from time to time pursuant        debts or expenses of the series
  to the 1940 Act.                          or to meet obligations of the
                                            series, or as they may deem
  No share shall have any priority or       desirable to use in the conduct
  preference over any other share of the    of its affairs or to retain for
  same series with respect to dividends     future requirements or
  or distributions paid in the ordinary     extensions of the business.
  course of business or distributions
  upon dissolution of the Trust or of
  such series made pursuant to the
  provisions of the DE Declaration;
  provided however, that if the shares of
  a series are divided into classes, no
  share of a particular class shall have
  any priority or preference over any
  other share of the same class with

          Delaware Statutory Trust          Massachusetts Business Trust
          ------------------------          ----------------------------
  respect to dividends or distributions
  paid in the ordinary course of business
  or distributions upon dissolution of the
  Trust or of such series made pursuant
  to the provisions of the DE
  Declaration. All dividends and
  distributions shall be made ratably
  among all shareholders of the Trust or
  a particular series from the property of
  the Trust held with respect to the Trust
  or such series, respectively, according
  to the number of shares of the Trust or
  such series held of record by such
  shareholders on the record date for
  any dividend or distribution; provided
  however, that if the shares of the DE
  Trust or of a series are divided into
  classes, all dividends and distributions
  from the property of the Trust and, if
  applicable, held with respect to such
  series shall be distributed to each class
  thereof according to the net asset
  value computed for such class and
  within such particular class, shall be
  distributed ratably to the shareholders
  of such class according to the number
  of shares of such class held of record
  by such shareholders on the record
  date for any dividend or distribution.

  Dividends and distributions may be
  paid in cash, kind or in shares of the
  Trust. Before payment of any
  dividend there may be set aside out of
  any funds of the DE Trust, or the
  applicable series, available for
  dividends such sum or sums as the
  board of trustees may from time to
  time, in its absolute discretion, think
  proper as a reserve fund to meet
  contingencies, or for equalizing
  dividends, or for repairing or
  maintaining any property of the DE
  Trust, or any series, or for such other
  lawful purpose as the board of trustees
  shall deem to be in the best interests
  of the DE Trust, or the applicable
  series, as the case may be, and the
  board of trustees may abolish any
  such reserve in the manner in which
  the reserve was created.

                    Delaware Statutory Trust            Massachusetts Business Trust
                    ------------------------            ----------------------------
Amendments to The Delaware Act provides broad       The Massachusetts Statute
Governing     flexibility as to the manner of       provides broad flexibility as to the
Documents     amending and/or restating the         manner of amending and/or
              governing instrument of a DST.        restating the governing instrument
              Amendments to the DE                  of an MBT. The Massachusetts
              Declaration that do not change the    Statute provides that the trustees
              information in the DST's              shall, within thirty (30) days after
              certificate of trust are not required the adoption of any amendment to
              to be filed with the Secretary of     the declaration of trust, file a copy
              State.                                with the Secretary of the
                                                    Commonwealth of Massachusetts
                                                    and with the clerk of every city or
                                                    town in Massachusetts where the
                                                    trust has a usual place of business.

              Declaration of Trust                  Declaration of Trust
              The DE Declaration may be             The MA Declaration may be
              restated and/or amended at any        amended by a vote of the holders
              time by a written instrument          of a majority of the shares
              signed by a majority of the board     outstanding and entitled to vote or
              of trustees and, if required by the   by an instrument in writing,
              DE Declaration, the 1940 Act or       without a meeting, signed by a
              any securities exchange on which      majority of the trustees and
              shares are listed for trading, by     consented to by the holders of a
              approval of such amendment by         majority of the shares outstanding
              the shareholders, by the              and entitled to vote.
              affirmative "vote of a majority of
              the outstanding voting securities"    The trustees may amend the MA
              (as defined in the 1940 Act) of the   Declaration, at any time and from
              Trust entitled to vote at a           time to time, in such manner as the
              shareholders' meeting at which a      trustees may determine, in their
              quorum is present, subject to         sole discretion, without the need
              Article III, Section 6 of the DE      for shareholder action, so as to
              Declaration relating to voting by     add, delete, replace or otherwise
              series and classes.                   modify any provisions relating to
                                                    the shares of the Trust if the
                                                    trustees determine that such action
                                                    is "consistent with the fair and
                                                    equitable treatment of all
                                                    shareholders or that shareholder
                                                    approval is not otherwise required
                                                    by the 1940 Act or other
                                                    applicable law," including, but not
                                                    limited to: (1) creating one or
                                                    more series of shares with such
                                                    rights and preferences and such
                                                    eligibility requirements for
                                                    investment therein as the trustees
                                                    shall determine and reclassifying
                                                    outstanding shares as shares of
                                                    particular series in accordance

  Delaware Statutory Trust     Massachusetts Business Trust
  ------------------------     ----------------------------
                           with such eligibility requirements;
                           (2) amending the series
                           designation section of the MA
                           Declaration; (3) combining one or
                           more series of shares into a single
                           series, upon approval of the
                           outstanding shares of the affected
                           series, and on such terms and
                           conditions as the trustees shall
                           determine; (4) changing or
                           eliminating any eligibility
                           requirements for investment in
                           shares of any series, including
                           without limitation, to provide for
                           the issue of shares of any series in
                           connection with any merger or
                           consolidation of the Trust with
                           another trust or company or any
                           acquisition by the Trust of part or
                           all of the assets of another trust or
                           investment company; (5) changing
                           the designation of any series of
                           shares; (6) changing the method of
                           allocating dividends among the
                           various series of shares; (7)
                           allocating any specific assets or
                           liabilities of the Trust or any
                           specific items of income or
                           expense of the Trust to one or
                           more series or classes of shares;
                           and (8) specifically allocating
                           assets to any or all series of shares
                           or creating one or more additional
                           series of shares which are
                           preferred over all other series of
                           shares in respect of assets
                           specifically allocated thereto or
                           any dividends paid by the Trust
                           with respect to any net income,
                           however determined, earned from
                           the investment and reinvestment
                           of any assets so allocated or
                           otherwise and provide for any
                           special voting or other rights with
                           respect to such series.

                           The trustees may also amend the
                           MA Declaration without the vote
                           or consent of shareholders to
                           change the name of the Trust, to
                           supply any omission, to cure,

        Delaware Statutory Trust            Massachusetts Business Trust
        ------------------------            ----------------------------
                                        correct or supplement any
                                        ambiguous, defective or
                                        inconsistent provision hereof, or if
                                        they deem it necessary to conform
                                        the MA Declaration to the
                                        requirements of applicable federal
                                        laws or regulations.
                                        The MA Declaration also provides
                                        that no amendment to the MA
                                        Declaration may be made that
                                        would change any rights with
                                        respect to any shares of the Trust
                                        by reducing the amount payable
                                        thereon upon liquidation of the
                                        Trust or by diminishing or
                                        eliminating any voting rights
                                        pertaining thereto, except with the
                                        vote or consent of the holders of
                                        two-thirds of the shares
                                        outstanding and entitled to vote, or
                                        by such other vote as may be
                                        established by the trustees with
                                        respect to any series of shares. The
                                        MA Declaration further provides
                                        that nothing contained therein
                                        shall permit the amendment of the
                                        MA Declaration to impair the
                                        exemption from personal liability
                                        of the shareholders, trustees,
                                        officers, employees and agents of
                                        the Trust or to permit assessments
                                        upon shareholders.

  By-Laws                               By-Laws

  The DE By-Laws may be                 The MA By-Laws may be altered,
  amended, restated or repealed or      amended or repealed, or new
  new by-laws may be adopted by         by-laws may be adopted, by (a)
  the affirmative vote of a majority    the vote of a majority of the shares
  of the shares entitled to vote. The   outstanding and entitled to vote, or
  DE By-Laws may also be                (b) the board of trustees, provided,
  amended, restated or repealed or      however, that no MA By-Law
  new by-laws may be adopted by         may be amended, adopted or
  the board of trustees by a vote of    repealed by the trustees if such
  the board of trustees as set forth in amendment, adoption or repeal
  the DE Declaration.                   requires, pursuant to law, the MA
                                        Declaration or the MA By-Laws, a
                                        vote of shareholders.

                    Delaware Statutory Trust          Massachusetts Business Trust
                    ------------------------          ----------------------------
              Certificate of Trust
              Pursuant to the DE Declaration,
              amendments and/or restatements
              of the certificate of trust shall be
              made at any time by the board of
              trustees, without approval of the
              shareholders, to correct any
              inaccuracy contained therein. Any
              such amendments and/or
              restatements of the certificate of
              trust must be executed by at least
              one (1) trustee and filed with the
              Secretary of State in order to
              become effective.

Preemptive    Under the Delaware Act, a            The Massachusetts Statute
Rights and    governing instrument may contain     contains no specific provision with
Redemption of any provision relating to the        respect to the rights, duties or
Shares        rights, duties and obligations of    obligations of shareholders.
              the shareholders. Unless otherwise
              provided in the governing
              instrument, a shareholder shall
              have no preemptive right to
              subscribe to any additional issue
              of shares or another interest in a
              DST.

              The DE Declaration provides that     The MA Declaration provides that
              no shareholder shall have any        the shares of the Trust do not
              preemptive or other right to         entitle the holder thereof to
              subscribe for new or additional      preference, preemptive, appraisal,
              authorized, but unissued shares or   conversion or exchange rights,
              other securities issued by the Trust except as the trustees may
              or any series thereof.               determine with respect to any
                                                   series or class of shares.

              Unless otherwise provided in the     All shares are redeemable at the
              Trust's prospectus relating to the   redemption price determined in
              outstanding shares, as such          the manner set forth in the MA
              prospectus may be amended from       Declaration. Payment for such
              time to time, the Trust shall        shares may be made in cash or in
              purchase the outstanding shares      property of the relevant series of
              offered by any shareholder for       the Trust to the shareholder of
              redemption upon such                 record at such time and in the
              shareholder's compliance with the    manner not inconsistent with the
              procedures set forth in the DE       1940 Act or other applicable laws,
              Declaration and/or such other        as may be specified in the Trust's
              procedures as the board of trustees  then effective registration
              may from time to time authorize.     statement or prospectus. The Trust
              The DE Trust shall pay the net       may repurchase shares by
              asset value for such shares, subject agreement with the owner and has

                            Delaware Statutory Trust             Massachusetts Business Trust
                            ------------------------             ----------------------------

                   to certain reductions for fees and sales    the right at any time to redeem
                   charges, in accordance with the DE          shares of any shareholder
                   Declaration, the DE By-Laws, the            pursuant to applicable law,
                   1940 Act and other applicable law.          subject to terms and conditions
                   The DE Trust's payments for such            approved by the trustees. To
                   shares shall be made in cash, but may,      meet federal tax requirements,
                   at the option of the board of trustees      the trustees may, as they deem
                   or an authorized officer, be made in        equitable, call for redemption
                   kind or partially in cash and partially     by a shareholder of any
                   in kind. In addition, at the option of      number of shares and refuse to
                   the board of trustees, the DE Trust         transfer or issue shares to any
                   may, from time to time, without the         person.
                   vote of the shareholders, but subject to
                   the 1940 Act, redeem outstanding
                   shares or authorize the closing of any
                   shareholder account, subject to such
                   conditions as may be established from
                   time to time by the board of trustees.

Dissolution and    The Trust shall be dissolved upon the       The MA Declaration provides
Termination Events first to occur of the following: (i) upon   that the Trust or any series of
                   the vote of the holders of not less than    the Trust may be terminated by
                   a majority of the outstanding shares of     the affirmative vote of the
                   the Trust entitled to vote; (ii) at the     holders of not less than
                   discretion of the board of trustees         two-thirds of the shares
                   either (A) at any time there are no         outstanding and entitled to
                   shares outstanding of the Trust or (B)      vote at any meeting of
                   upon at least thirty (30) days' prior       shareholders or by an
                   written notice to the shareholders of       instrument in writing, without
                   the Trust; (iii) upon the occurrence of     a meeting, signed by a
                   a dissolution or termination event          majority of the trustees and
                   pursuant to any other provision of the      consented to by the holders of
                   DE Declaration, including the merger        not less than two-thirds of such
                   or consolidation of the DE Trust into       shares, or by such other vote
                   another entity; or (iv) upon the            as may be established by the
                   occurrence of a dissolution or              trustees with respect to any
                   termination event pursuant to any           series of shares.
                   provision of the Delaware Act.

                   A particular series shall be dissolved
                   upon the first to occur of the
                   following: (i) upon the vote of the
                   holders of not less than a majority of
                   the outstanding shares of that series
                   entitled to vote; (ii) at the discretion of the board of trustees either (A) at any time there are no shares outstanding of the series or (B) upon at least thirty
                   (30) days' prior written notice to the

                          Delaware Statutory Trust             Massachusetts Business Trust
                          ------------------------             ----------------------------
                 shareholders of the series; (iii) upon
                 the occurrence of a dissolution or
                 termination event pursuant to any
                 other provision of the DE Declaration;
                 or (iv) upon any event that causes the
                 dissolution of the Trust.

                 A particular class shall be terminated
                 upon the first to occur of the
                 following: (i) upon the vote of the
                 holders of not less than a majority of
                 the outstanding shares of that class
                 entitled to vote; (ii) at the discretion of the board of trustees either (A) at any time there are no shares outstanding of the class or (B) upon at least thirty
                 (30) days' prior written notice to the
                 shareholders of the class.

Liquidation      Under the Delaware Act, a DST that          The Massachusetts Statute
upon Dissolution has dissolved shall first pay or make       does not contain specific
or Termination   reasonable provision to pay all known       provisions with respect to the
                 claims and obligations, including           liquidation upon dissolution or
                 those that are contingent, conditional      termination of an MBT.
                 and unmatured, and all known claims
                 and obligations for which the claimant
                 is unknown. Any remaining assets
                 shall be distributed to the shareholders
                 or as otherwise provided in the
                 governing instrument.

                 Under the Delaware Act, a series that
                 has dissolved shall first pay or make
                 reasonable provision to pay all known
                 claims and obligations of the series,
                 including those that are contingent,
                 conditional and unmatured, and all
                 known claims and obligations of the
                 series for which the claimant is
                 unknown. Any remaining assets of the
                 series shall be distributed to the
                 shareholders of such series or as
                 otherwise provided in the governing
                 instrument.

                 The DE Declaration provides that any        The MA Declaration provides
                 remaining assets (including, without        that, upon termination of the
                 limitation, cash, securities or any         Trust or any series of the
                 combination thereof) of the dissolved       Trust: (i) the Trust or series of
                 DE Trust and/or each series thereof         the Trust shall carry on no

          Delaware Statutory Trust            Massachusetts Business Trust
          ------------------------            ----------------------------
  (or the particular dissolved series, as   business except for the
  the case may be) shall be distributed     purpose of winding up its
  to the shareholders of the Trust and/or   affairs; (ii) the trustees shall
  each series thereof (or the particular    proceed to wind up the affairs
  dissolved series, as the case may be)     of the Trust and all of the
  ratably according to the number of        powers of the trustees under
  outstanding shares of the Trust and/or    the MA Declaration shall
  such series thereof (or the particular    continue until the affairs of the
  dissolved series, as the case may be)     Trust shall have been wound
  held of record by the several             up, including the power to
  shareholders on the date for such         fulfill or discharge the
  dissolution distribution; provided,       contracts of the trustees on
  however, that if the outstanding shares   behalf of the Trust or any
  of the Trust or a series are divided into series of the Trust, collect its
  classes, any remaining assets held        assets, sell, convey, assign,
  with respect to the Trust or such         exchange, transfer or
  series, as applicable, shall be           otherwise dispose of all or any
  distributed to each class of the Trust    part of the remaining property
  or such series according to the net       of the Trust or property of the
  asset value computed for such class       series of the Trust to one or
  and within such particular class, shall   more persons at public or
  be distributed ratably to the             private sale for consideration
  shareholders of such class according      which may consist in whole or
  to the number of outstanding shares of    in part of cash, securities or
  such class held of record by the          other property of any kind,
  several shareholders on the date for      discharge or pay its liabilities,
  such dissolution distribution.            and to do all other acts
                                            appropriate to liquidate its
                                            business; provided that any
                                            sale, conveyance, assignment,
                                            exchange, transfer or other
                                            disposition of all or
                                            substantially all the property of
                                            the Trust shall require
                                            shareholder approval in
                                            accordance with the MA
                                            Declaration; and (iii) after
                                            paying or adequately
                                            providing for the payment of
                                            all liabilities, and upon receipt
                                            of such releases, indemnities
                                            and refunding agreements, as
                                            they deem necessary for their
                                            protection, the trustees may
                                            distribute the remaining
                                            property of the Trust, in cash
                                            or in kind or partly each,
                                            among the shareholders
                                            according to their respective

                        Delaware Statutory Trust           Massachusetts Business Trust
                        ------------------------           ----------------------------
                                                         rights. The MA Declaration
                                                         further provides that, after
                                                         termination of the Trust or any
                                                         series of the Trust and
                                                         distribution to the shareholders
                                                         as therein provided, a majority
                                                         of the trustees shall execute
                                                         and lodge among the records
                                                         of the Trust or the series of the
                                                         Trust an instrument in writing
                                                         setting forth the fact of such
                                                         termination, and the trustees
                                                         shall thereupon be discharged
                                                         from all further liabilities and
                                                         duties thereunder, and the
                                                         rights and interest of all
                                                         shareholders shall thereupon
                                                         cease.

Voting Rights,  Under the Delaware Act, the              The Massachusetts Statute
Meetings,       governing instrument may set forth       does not contain a specific
Notice, Quorum, any provision relating to trustee and    provision with respect to
Record Dates    shareholder voting rights, including     voting rights of the
and Proxies     the withholding of such rights from      shareholders of an MBT.
                certain trustees or shareholders. If
                voting rights are granted, the
                governing instrument may contain any
                provision relating to meetings, notice
                requirements, written consents, record
                dates, quorum requirements, voting by
                proxy and any other matter pertaining
                to the exercise of voting rights. The
                governing instrument may also
                provide for the establishment of
                record dates for allocations and
                distributions by the DST.

                One Vote Per Share                       One Vote Per Share
                Subject to Article III of the DE         The MA Declaration provides
                Declaration relating to voting by        that shareholders are entitled
                series and classes, the DE Declaration   to one vote for each full share,
                provides that each outstanding share is  and each fractional share shall
                entitled to one vote and each            be entitled to a proportionate
                outstanding fractional share is entitled fractional vote.
                to a fractional vote.

                Voting by Series or Class                Voting by Series or Class
                In addition, the DE Declaration          The MA Declaration provides
                provides that all shares of the Trust    that in conjunction with the
                entitled to vote on a matter shall vote  establishment of any series or

           Delaware Statutory Trust            Massachusetts Business Trust
           ------------------------            ----------------------------
  on the matter, separately by series        class of shares, the trustees
  and, if applicable, by class, provided     may establish conditions under
  that: (1) where the 1940 Act requires,     which the several series or
  or (2) to the extent permitted and not     classes shall have separate
  required by the 1940 Act, where any        voting rights or no voting
  provision of the DE Declaration            rights. In the instrument that
  requires, or (3) to the extent permitted   establishes and designates the
  and not required by the 1940 Act and       series of the Trust, the trustees
  the DE Declaration, where the board        have specified that
  of trustees determines (A) that all        shareholders of the Trust shall
  outstanding shares of the Trust are to     vote together as a single class
  be voted in the aggregate without          on any matter, except to the
  differentiation between the separate       extent required by the 1940
  series or classes, then all of the Trust's Act, or when the trustees have
  outstanding shares shall vote in the       determined that the matter
  aggregate; and (B) that with respect to    affects at the present time or in
  any matter that affects only the           the future only the interests of
  interests of some but not all series or    shareholders of a particular
  classes, then only the shareholders of     class of shares, in which case
  such affected series or classes shall be   only the shareholders of such
  entitled to vote on the matter.            class shall be entitled to vote
                                             thereon.

  Shareholders' Meetings                     Shareholders' Meetings
  The Delaware Act does not mandate          The Massachusetts Statute
  annual shareholders' meetings.             does not mandate annual
                                             shareholders' meetings.

  The DE By-Laws authorize the calling       An annual shareholders'
  of a shareholders' meeting: (i) when       meeting is not required either
  deemed necessary or desirable by the       by the MA Declaration or the
  board of trustees; or (ii) to the extent   MA By-Laws. Meetings of the
  permitted by the 1940 Act, by the          Shareholders shall be held as
  chairperson of the board of trustees, or   provided in the MA
  at the request of holders of 10% of the    Declaration and the MA
  outstanding shares if such                 By-Laws at such place within
  shareholders pay the reasonably            or without the Commonwealth
  estimated cost of preparing and            of Massachusetts as the
  mailing the notice thereof, for the        trustees shall designate.
  purpose of electing trustees. However,
  no meeting may be called at the            The MA Declaration further
  request of shareholders to consider        provides that a meeting for the
  any matter that is substantially the       purpose of considering the
  same as a matter voted upon at a           removal of a person serving as
  shareholders' meeting held during the      a trustee shall be called by the
  preceding twelve (12) months, unless       trustees if requested in writing
  requested by holders of a majority of      to do so by the holders of not
  all outstanding shares entitled to vote    less than 10% of the
  at such meeting.                           outstanding shares of the
                                             Trust.

          Delaware Statutory Trust           Massachusetts Business Trust
          ------------------------           ----------------------------
  The DE By-Laws provide that notice       The MA By-Laws further
  of any meeting of shareholders shall     provide that notice of all
  be given to each shareholder entitled    meetings of shareholders,
  to vote at such meeting in accordance    stating the time, place and
  with the DE By-Laws not less than ten    purposes of the meeting, shall
  (10) nor more than one hundred and       be given by the trustees by
  twenty (120) days before the date of     mail to each shareholder at his
  the meeting. The notice shall specify    address as recorded on the
  (i) the place, date and hour of the      register of the Trust, mailed at
  meeting, and (ii) the general nature of  least ten (10) days and not
  the business to be transacted and to     more than sixty (60) days
  the extent required by the 1940 Act,     before the meeting. Only the
  the purpose or purposes thereof. If any  business stated in the notice of
  notice addressed to a shareholder, at    the meeting shall be
  the address on record with the Trust,    considered at such meeting.
  is returned to the Trust marked to       Any adjourned meeting may
  indicate the notice cannot be delivered  be held as adjourned without
  at that address, all future notices or   further notice. No notice need
  reports shall be deemed to have been     be given to any shareholder
  duly given without further mailing, or   who shall have failed to inform
  substantial equivalent thereof, if such  the Trust of his current address
  notices shall be available to the        or if a written waiver of notice,
  shareholder on written demand of the     executed before or after the
  shareholder at the offices of the Trust. meeting by the shareholder or his authorized attorney, is filed
                                           with the records of the
                                           meeting.

  Record Dates                             Record Dates
  As set forth above, the Delaware Act     The Massachusetts Statute
  authorizes the governing instrument of   does not contain a specific
  a DST to set forth any provision         provision that addresses the
  relating to record dates.                record dates of meetings of
                                           shareholders of an MBT.

  In order to determine the shareholders   The MA By-Laws provide
  entitled to notice of, and to vote at, a that, for the purpose of
  shareholders' meeting, the DE            determining the shareholders
  Declaration authorizes the board of      who are entitled to notice of
  trustees to fix a record date. The       and to vote at any meeting, or
  record date may not precede the date     to participate in any
  on which it is fixed by the board of     distribution, or for the purpose
  trustees and it may not be more than     of any other action, the
  one hundred and twenty (120) days        trustees may from time to time
  nor less than ten (10) days before the   close the transfer books for
  date of such shareholders' meeting.      such period, not exceeding
                                           thirty (30) days, as the trustees
  In order to determine the shareholders   may determine; or without
  entitled to vote on any action without   closing the transfer books the
  a meeting, the DE Declaration            trustees may fix a date not

          Delaware Statutory Trust           Massachusetts Business Trust
          ------------------------           ----------------------------
  authorizes the board of trustees to fix  more than ninety (90) days
  a record date. The record date may not   prior to the date of any
  precede the date on which it is fixed    meeting of shareholders or
  by the board of trustees nor may it be   distribution or other action as a
  more than thirty (30) days after the     record date for the
  date on which it is fixed by the board   determinations of the persons
  of trustees.                             to be treated as shareholders of
                                           record for such purposes,
  Pursuant to the DE Declaration, if the   subject to the provisions of the
  board of trustees does not fix a record  MA Declaration.
  date in a manner described above:
  (a) the record date for determining
  shareholders entitled to notice of, and
  to vote at, a meeting will be the close
  of business on the day next preceding
  the date on which notice is given or, if
  notice is waived, at the close of
  business on the day next preceding the
  day on which the meeting is held;
  (b) the record date for determining
  shareholders entitled to vote on any
  action by consent in writing without a
  meeting, (i) when no prior action by
  the board of trustees has been taken,
  shall be the day on which the first
  signed written consent setting forth
  the action taken is delivered to the
  Trust, or (ii) when prior action of the
  board of trustees has been taken, shall
  be at the close of business on the day
  on which the board of trustees adopts
  the resolution taking such prior action.

  In order to determine the shareholders
  of the Trust or any series or class
  thereof who are entitled to receive
  payment of a dividend or of any other
  distribution of assets of the Trust or
  any series or class thereof (other than
  in connection with a merger,
  consolidation, conversion, or
  reorganization, which is governed by
  other provisions of the DE
  Declaration), the DE Declaration
  authorizes the board of trustees to
  (i) to fix a record date, which may not
  precede the date on which it is fixed
  by the board nor may it be more than
  sixty days before the date such
  dividend or distribution is to be paid;
  (ii) to adopt standing resolutions

          Delaware Statutory Trust           Massachusetts Business Trust
          ------------------------           ----------------------------
  fixing record dates and related
  payment dates at periodic intervals of
  any duration for the payment of such
  dividend and/or distribution; and/or
  (iii) to delegate to an appropriate
  officer or officers the determination of
  such periodic record and/or payment
  dates for such dividends and/or
  distributions. The board may set
  different record dates for different
  series or classes.

  Quorum for Shareholders'                  Quorum for Shareholders'
  Meeting                                   Meeting
  To transact business at a shareholders'   The MA By-Laws provide that
  meeting, the DE Declaration provides      a majority of the outstanding
  that forty percent (40%) of the           shares present in person or by
  outstanding shares entitled to vote at    proxy shall constitute a
  the meeting, which are present in         quorum at a shareholders'
  person or represented by proxy, shall     meeting.
  constitute a quorum at such meeting,
  except when a larger quorum is
  required by the DE Declaration, the
  DE By-Laws, applicable law or any
  securities exchange on which such
  shares are listed for trading, in which
  case such quorum shall comply with
  such requirements. When a separate
  vote by one or more series or classes
  is required, a majority of the shares of
  each such series or class entitled to
  vote at a shareholders' meeting of
  such series or class, which are present
  in person or represented by proxy,
  shall constitute a quorum at the
  meeting of such series or class, except
  when a larger quorum is required by
  the DE Declaration, the DE By-Laws,
  applicable law or the requirements of
  any securities exchange on which
  shares of such series or class are listed
  for trading, in which case such
  quorum shall comply with such
  requirements.

  Shareholder Vote                          Shareholder Vote
  The DE Declaration provides that,         The MA Declaration provides
  subject to any provision of the DE        that shareholders shall have
  Declaration, the DE By-Laws, the          the power to vote only (i) for
  1940 Act or other applicable law that     the election of trustees; (ii)
  requires a different vote: (i) in all     with respect to any investment
  matters other than the election of        advisory agreement; (iii) with

          Delaware Statutory Trust            Massachusetts Business Trust
          ------------------------            ----------------------------
  trustees, the affirmative "vote of a      respect to the termination of
  majority of the outstanding voting        the Trust; (iv) with respect to
  securities" (as defined in the 1940       any amendment to the MA
  Act) of the DE Trust entitled to vote at  Declaration to the extent
  a shareholders' meeting at which a        provided in the MA
  quorum is present, shall be the act of    Declaration; (v) with respect to
  the shareholders; and (ii) trustees shall any merger, consolidation, or
  be elected by a plurality of the votes    sale of assets; (vi) with respect
  cast of the holders of outstanding        to the incorporation of the
  shares entitled to vote present in        Trust; (vii) to the same extent
  person or represented by proxy at a       as the stockholders of a
  shareholders' meeting at which a          Massachusetts business
  quorum is present. Pursuant to the DE     corporation as to whether or
  Declaration, where a separate vote by     not a court action, proceeding
  series and, if applicable, by class is    or claim should or should not
  required, the preceding sentence shall    be brought or maintained
  apply to such separate votes by series    derivatively or as a class action
  and class.                                on behalf of the Trust or any
                                            series or class thereof or the
                                            shareholders; (viii) with
                                            respect to such additional
                                            matters relating to the Trust as
                                            may be required by the MA
                                            Declaration, the MA By-Laws
                                            or any registration of the Trust
                                            as an investment company
                                            under the 1940 Act or as the
                                            trustees may consider
                                            necessary or desirable.

  Shareholder Vote on Certain               Shareholder Vote on Certain
  Transactions                              Transactions
  Pursuant to the DE Declaration, the       The MA Declaration also
  board of trustees, by vote of a           provides that the Trust may
  majority of the trustees, may cause the   merge or consolidate with any
  merger, consolidation, conversion,        other corporation, association,
  share exchange or reorganization of       trust or other organization or
  the Trust, or the conversion, share       may sell, lease or exchange all
  exchange or reorganization of any         or substantially all of the
  series of the Trust, without the vote of  property of the Trust,
  the shareholders of the Trust or such     including its good will, upon
  series, as applicable, unless such vote   such terms and conditions and
  is required by the 1940 Act; provided     for such consideration when
  however, that the board of trustees       and as authorized at any
  shall provide at least 30 days' prior     meeting of shareholders called
  written notice to the shareholders of     for the purpose by the
  the Trust or such series, as applicable,  affirmative vote of the holders
  of such merger, consolidation,            of two-thirds of the shares
  conversion, share exchange or             outstanding and entitled to
  reorganization.                           vote, or by an instrument or
                                            instruments in writing without
                                            a meeting, consented to by the

  Delaware Statutory Trust   Massachusetts Business Trust
  ------------------------   ----------------------------
                           holders of two-thirds of such
                           shares, or by such other vote
                           as may be established by the
                           trustees with respect to any
                           series of shares; provided,
                           however, that, if such merger,
                           consolidation, sale, lease or
                           exchange is recommended by
                           the trustees, the vote or written
                           consent of the holders of a
                           majority of shares outstanding
                           and entitled to vote (as defined
                           in the 1940 Act), or by such
                           other vote or written consent
                           as may be established by the
                           trustees with respect to any
                           series of shares, shall be
                           sufficient authorization; and
                           any such merger,
                           consolidation, sale, lease or
                           exchange shall be deemed for
                           all purposes to have been
                           accomplished under and
                           pursuant to the statutes of the
                           Commonwealth of
                           Massachusetts.

                           The MA Declaration provides
                           that, with the approval of the
                           holders of a majority of the
                           shares outstanding and entitled
                           to vote (as defined in the 1940
                           Act), or by such other vote as
                           may be established by the
                           trustees with respect to any
                           series of shares, the trustees
                           may cause to be organized or
                           assist in organizing a
                           corporation or corporations
                           under the laws of any
                           jurisdiction or any other trust,
                           partnership, association or
                           other organization to take over
                           all of the property of the Trust
                           or to carry on any business in
                           which the Trust shall directly
                           or indirectly have any interest,
                           and to sell, convey and transfer
                           the Trust property to any such

         Delaware Statutory Trust           Massachusetts Business Trust
         ------------------------           ----------------------------
                                          corporation, trust, association
                                          or organization in exchange
                                          for the shares or securities
                                          thereof or otherwise, and to
                                          lend money to, subscribe for
                                          the shares or securities of, and
                                          enter into any contracts with
                                          any such corporation, trust,
                                          partnership, association or
                                          organization in which the
                                          Trust holds or is about to
                                          acquire shares or any other
                                          interest. The trustees may also
                                          cause a merger or
                                          consolidation between the
                                          Trust or any successor thereto
                                          and any such corporation,
                                          trust, partnership, association
                                          or other organization if and to
                                          the extent permitted by law, as
                                          provided under the law then in
                                          effect. The MA Declaration
                                          also provides that nothing
                                          contained therein shall be
                                          construed as requiring
                                          approval of shareholders for
                                          the trustees to organize or
                                          assist in organizing one or
                                          more corporations, trusts,
                                          partnerships, associations or
                                          other organizations and
                                          selling, conveying or
                                          transferring a portion of the
                                          trust property to such
                                          organization or entities.

  Cumulative Voting                       Cumulative Voting
  The DE Declaration provides that        The MA Declaration provides
  shareholders are not entitled to        that there shall be no
  cumulate their votes in the election of cumulative voting in the
  Trustees or on any other matter.        election of trustees.

        Delaware Statutory Trust           Massachusetts Business Trust
        ------------------------           ----------------------------
  Proxies                              Proxies
  Under the Delaware Act, unless       The Massachusetts Statute does
  otherwise provided in the            not contain specific provisions
  governing instrument of a DST, on    with respect to the shareholders of
  any matter that is to be voted on    an MBT voting by proxy.
  by the trustees or the shareholders,
  the trustees or shareholders (as
  applicable) may vote in person or
  by proxy and such proxy may be
  granted in writing, by means of
  "electronic transmission" (as
  defined in the Delaware Act) or as
  otherwise permitted by applicable
  law. Under the Delaware Act, the
  term "electronic transmission" is
  defined as any form of
  communication not directly
  involving the physical
  transmission of paper that creates
  a record that may be retained,
  retrieved and reviewed by a
  recipient thereof and that may be
  directly reproduced in paper form
  by such a recipient through an
  automated process.

  The DE By-Laws permit a              The MA By-Laws provide that, at
  shareholder to authorize another     any meeting of shareholders, any
  person to act as proxy by the        holder of shares entitled to vote
  following methods: execution of a    thereat may vote by proxy,
  written instrument that is filed     provided that no proxy shall be
  with the secretary of the DE Trust   voted at any meeting unless it
  or by "electronic transmission" (as  shall have been placed on file with
  defined in the Delaware Act),        the secretary, or with such other
  telephonic, computerized,            officer or agent of the Trust as the
  telecommunications or other          secretary may direct, for
  reasonable alternative to the        verification prior to the time at
  execution of a written instrument.   which such vote shall be taken.
  Unless a proxy expressly provides    Proxies may be solicited in the
  otherwise, it is not valid more than name of one or more trustees or
  eleven months after its date. In     one or more of the officers of the
  addition, the DE By-Laws provide     Trust.
  that the revocability of a proxy
  that states on its face that it is
  irrevocable shall be governed by
  the provisions of the General
  Corporation Law of the State of
  Delaware.

          Delaware Statutory Trust           Massachusetts Business Trust
          ------------------------           ----------------------------
  Action by Written Consent                Action by Written Consent
  Under the Delaware Act, unless           The Massachusetts Statute does
  otherwise provided in the governing      not contain specific provisions
  instrument of a DST, on any matter       with respect to action taken by
  that is to be voted on by the trustees   written consent of the
  or the shareholders, such action may     shareholders or the trustees of
  be taken without a meeting, without      an MBT.
  prior notice and without a vote if a
  written consent(s), setting forth the
  action taken, is signed by the trustees
  or shareholders (as applicable) having
  not less than the minimum number of
  votes that would be necessary to take
  such action at a meeting at which all
  trustees or interests in the DST (as
  applicable) entitled to vote on such
  action were present and voted. Unless
  otherwise provided in the governing
  instrument, a consent transmitted by
  "electronic transmission" (as defined
  in the Delaware Act) by a trustee or
  shareholder (as applicable) or by a
  person authorized to act for a trustee
  or shareholder (as applicable) will be
  deemed to be written and signed for
  this purpose.

  Shareholders. The DE Declaration         Shareholders. The MA
  authorizes shareholders to take any      By-Laws provide that any
  action without a meeting and without     action which may be taken by
  prior notice if written consents setting shareholders may be taken
  forth the action taken are signed by     without a meeting if a majority
  the holders of all outstanding shares    of shareholders entitled to vote
  entitled to vote on that action. A       on the matter (or such larger
  consent transmitted by "electronic       proportion thereof as shall be
  transmission" (as defined in the         required by law, the MA
  Delaware Act) by a shareholder or by     Declaration or the MA
  a person(s) authorized to act for a      By-Laws for approval of such
  shareholder shall be deemed to be        matter) consent to the action in
  written and signed for purposes of       writing and the written
  this provision.                          consents are filed with the
                                           records of the meetings of
                                           shareholders. Such consents
                                           shall be treated for all purposes
                                           as a vote taken at a meeting of
                                           shareholders.

                            Delaware Statutory Trust           Massachusetts Business Trust
                            ------------------------           ----------------------------
                    Board of Trustees. The DE                Board of Trustees. The MA
                    Declaration also authorizes the board    By-Laws provide that any
                    of trustees or any committee of the      action required or permitted to
                    board of trustees, to the extent not     be taken at any meeting of the
                    inconsistent with the provisions of the  trustees may be taken by the
                    1940 Act, to take action without a       trustees without a meeting if all
                    meeting and without prior written        the trustees consent to the
                    notice if written consents setting forth action in writing and the
                    the action taken are executed by         written consents are filed with
                    trustees having the number of votes      the records of the trustees'
                    necessary to take that action at a       meetings. Such consents shall
                    meeting at which the entire board of     be treated as a vote for all
                    trustees or any committee thereof, as    purposes.
                    applicable, is present and voting. A
                    consent transmitted by "electronic
                    transmission" (as defined in the
                    Delaware Act) by a trustee shall be
                    deemed to be written and signed for
                    purposes of this provision.

Removal of Trustees The governing instrument of a DST        The Massachusetts Statute does
                    may contain any provision relating to    not contain specific provisions
                    the removal of trustees; provided        with respect to the removal of
                    however, that there shall at all times   trustees of an MBT.
                    be at least one trustee of the DST.

                    Under the DE Declaration, any            The MA Declaration provides
                    trustee may be removed, with or          that any trustee may be
                    without cause, by the board of           removed (i) with cause, by the
                    trustees, by action of a majority of the action of two-thirds of the
                    trustees then in office, or by vote of   remaining trustees (provided
                    the shareholders at any meeting called   the aggregate number of
                    for that purpose.                        trustees after such removal
                                                             shall not be less than three); or
                                                             (ii) by vote of holders of
                                                             two-thirds of the outstanding
                                                             shares of the Trust, either by
                                                             declaration in writing or at a
                                                             meeting called for such
                                                             purpose.

Vacancies on Board  The DE By-Laws provide that              The MA Declaration provides
of Trustees         vacancies on the board may be filled     that no vacancy shall operate to
                    by not less than a majority vote of the  annul the MA Declaration or to trustee(s) then in office, regardless of revoke any existing vacancy,
                    the number and even if less than a       including a vacancy existing by
                    quorum and a shareholders' meeting       reason of an increase in the
                    shall be called to elect trustees if     number of trustees. Subject to
                    required by the 1940 Act.                the provisions of Section 16(a)
                                                             of the 1940 Act, the remaining

         Delaware Statutory Trust            Massachusetts Business Trust
         ------------------------            ----------------------------
  The DE By-Laws further provide that,    trustees shall fill such vacancy
  in the event all trustee offices become of the 1940 Act, the remaining
  vacant, an authorized officer of the    trustees shall fill such vacancy
  investment adviser shall serve as the   by the appointment of such other
  sole remaining trustee effective upon   person as they in their discretion
  the vacancy in office of the last       shall see fit, made by a written
  trustee. The DE By-Laws also provide    instrument signed by a majority
  that, in such case, an authorized       of the trustees then in office.
  officer of the investment adviser, as   Any such appointment shall not
  the sole remaining trustee, shall, as   become effective, however, until
  soon as practicable, fill all of the    the person named in the written
  vacancies on the board; provided,       instrument of appointment shall
  however, that the percentage of         have accepted in writing such
  trustees who are not interested persons appointment and agreed in of the Trust shall be no less than that writing to be bound by the terms
  permitted by the 1940 Act. Upon the     of the MA Declaration. An
  qualification of such trustees, the     appointment of a trustee may be
  authorized officer of the investment    made in anticipation of a
  adviser shall resign as trustee and a   vacancy to occur at a later date
  shareholders' meeting shall be called,  by reason of retirement,
  as required by the 1940 Act, for the    resignation or increase in the
  election of trustees.                   number of trustees, provided
                                          that such appointment shall not
                                          become effective prior to such
                                          retirement, resignation or
                                          increase in the number of
                                          trustees.

                                          The MA Declaration also
                                          provides that, whenever a
                                          vacancy in the number of
                                          trustees shall occur, until such
                                          vacancy is filled in the manner
                                          provided in the MA
                                          Declaration, the trustees in
                                          office, regardless of their
                                          number, shall have all the
                                          powers granted to the trustees
                                          and shall discharge all the
                                          duties imposed upon the
                                          trustees by the MA
                                          Declaration.

                            Delaware Statutory Trust              Massachusetts Business Trust
                            ------------------------              ----------------------------
Shareholder Liability Under the Delaware Act, except to     The Massachusetts Statute does
                      the extent otherwise provided in      not include an express provision
                      the governing instrument of a         relating to the limitation of
                      DST, shareholders of a DST are        liability of the beneficial owners
                      entitled to the same limitation of    of an MBT. Therefore, the owners
                      personal liability extended to        of an MBT could potentially be
                      shareholders of a private             liable for the obligations of the
                      corporation organized for profit      MBT, notwithstanding any
                      under the General Corporation         express provision in the governing
                      Law of the State of Delaware          instrument stating that the
                      (such shareholders are generally      beneficial owners are not
                      not liable for the obligations of the personally liable in connection
                      corporation).                         with trust property or the acts,
                                                            obligations or affairs of the MBT.

                      The DE Declaration provides that      The MA Declaration provides that
                      shareholders are entitled to the      no shareholder shall be subject to
                      same limitation of personal           any personal liability whatsoever to
                      liability as that extended to         any person in connection with
                      stockholders of a private             property of the Trust or the acts,
                      corporation organized for profit      obligations or affairs of the Trust.
                      under the General Corporation         The MA Declaration further
                      Law of the State of Delaware.         provides that, if any shareholder, as
                      However, the board of trustees        such, is made a party to any suit or
                      may cause any shareholder to pay      proceeding to enforce any such
                      for charges of the trust's custodian  liability of the Trust, he shall not, on
                      or transfer, dividend disbursing,     account thereof, be held to any
                      shareholder servicing or similar      personal liability. The Trust shall
                      agent for services provided to such   indemnify and hold each
                      shareholder.                          shareholder harmless from and
                                                            against all claims and liabilities, to
                                                            which such shareholder may
                                                            become subject by reason of his
                                                            being or having been a shareholder,
                                                            and shall reimburse such
                                                            shareholder for all legal and other
                                                            expenses reasonably incurred by
                                                            him in connection with any such
                                                            claim or liability, provided that any
                                                            such expenses shall be paid solely
                                                            out of the funds and property of the
                                                            series of the Trust with respect to
                                                            which such shareholder's shares are
                                                            issued. The MA Declaration also
                                                            provides that the rights accruing to a
                                                            shareholder described above shall
                                                            not exclude any other right to which
                                                            such shareholder may be lawfully
                                                            entitled, nor shall anything therein
                                                            contained restrict the right of the
                                                            Trust to indemnify or reimburse a
                                                            shareholder in any appropriate
                                                            situation even though not
                                                            specifically provided for therein.

                     Delaware Statutory Trust             Massachusetts Business Trust
              -------------------------------------- --------------------------------------
Trustee/Agent Subject to the provisions in the       The Massachusetts Statute does
Liability     governing instrument, the              not include an express provision
              Delaware Act provides that a           limiting the liability of the trustees
              trustee or any other person            of an MBT. The trustees of an
              appointed, elected or engaged to       MBT could potentially be held
              manage the DST, when acting in         personally liable for the
              such capacity, will not be             obligations of the MBT.
              personally liable to any person
              other than the DST or a
              shareholder of the DST for any
              act, omission or obligation of the
              DST or any trustee. To the extent
              that at law or in equity, a trustee
              has duties (including fiduciary
              duties) and liabilities to the DST
              and its shareholders, such duties
              and liabilities may be expanded or
              restricted by the governing
              instrument.

              The DE Declaration provides that       The MA Declaration provides that
              any person who is or was a trustee,    no trustee, officer, employee or
              officer, employee or other agent of    agent of the Trust shall be subject
              the DE Trust or is or was serving at   to any personal liability
              the request of the DE Trust as a       whatsoever to any person, other
              trustee, director, officer, employee   than the Trust or its shareholders,
              or other agent of another              in connection with the property or
              corporation, partnership, joint        the affairs of the Trust, save only
              venture, trust or other enterprise (an that arising from bad faith, willful
              "Agent") will be liable to the DE      misfeasance, gross negligence or
              Trust and to any shareholder solely    reckless disregard for his duties to
              for such Agent's own willful           such person; and all such persons
              misfeasance, bad faith, gross          shall look solely to the property of
              negligence or reckless disregard of    the Trust for satisfaction of claims
              the duties involved in the conduct of  of any nature arising in connection
              such Agent (such conduct referred      with the affairs of the Trust. If any
              to as "Disqualifying Conduct"), and    trustee, officer, employee or agent,
              for nothing else. Subject to the       as such, of the Trust is made a
              preceding sentence, Agents will not    party to any suit or proceeding to
              be liable for any act or omission of   enforce any such liability, he shall
              any other Agent or any investment      not, on account thereof, be held to
              adviser or principal underwriter of    any personal liability.
              the Trust. No Agent, when acting in
              such capacity, shall be personally     The MA Declaration further
              liable to any person (other than the   provides that no trustee, officer,
              Trust or its shareholders as           employee or agent of the Trust
              described above) for any act,          shall be liable to the Trust, its
              omission or obligation of the Trust    shareholders, or to any
              or any trustee.                        shareholder, trustee, officer,
                                                     employee, agent or service

                        Delaware Statutory Trust            Massachusetts Business Trust
                ----------------------------------------- ---------------------------------
                                                          provider thereof for any action
                                                          or failure to act (including
                                                          without limitation the failure
                                                          to compel in any way any
                                                          former or acting trustee to
                                                          redress any breach of trust)
                                                          except for his own bad faith,
                                                          willful misfeasance, gross
                                                          negligence or reckless
                                                          disregard of his duties.

Indemnification Subject to such standards and             Although the Massachusetts
                restrictions contained in the governing   Statute is silent as to the
                instrument of a DST, the Delaware         indemnification of trustees,
                Act authorizes a DST to indemnify         officers and shareholders of an
                and hold harmless any trustee,            MBT, indemnification is
                shareholder or other person from and      expressly provided for in the
                against any and all claims and            MA Declaration.
                demands.

                Pursuant to the DE Declaration, the Trust The MA Declaration provides
                will indemnify any Agent who was or is    that every person who is, or
                a party or is threatened to be made a     has been, a trustee or officer of
                party to any proceeding by reason of      the Trust shall be indemnified
                such Agent's capacity, against attorneys' by the Trust to the fullest
                fees and other certain expenses,          extent permitted by law
                judgments, fines, settlements and other   against all liability and against
                amounts incurred in connection with       all expenses reasonably
                such proceeding if such Agent acted in    incurred or paid by him in
                good faith or in the case of a criminal   connection with any claim,
                proceeding, had no reasonable cause to    action, suit or proceeding in
                believe such Agent's conduct was          which he becomes involved as
                unlawful. However, there is no right to   a party or otherwise by virtue
                indemnification for any liability arising of his being or having been a
                from the Agent's Disqualifying Conduct.   trustee or officer and against
                As to any matter for which such Agent is  amounts paid or incurred by found to be liable in the performance of  him in the settlement thereof.
                such Agent's duty to the Trust or its
                shareholders, indemnification will be     The MA Declaration further
                made only to the extent that the court in provides, however, that no
                which that action was brought             indemnification shall be
                determines that in view of all the        provided thereunder to a
                circumstances of the case, the Agent was  trustee or officer (i) against
                not liable by reason of such Agent's      any liability to the Trust or the
                Disqualifying Conduct. Note that the      shareholders by reason of a
                Securities Act of 1933, as amended, in    final adjudication by the court
                the opinion of the U.S. Securities and    or other body before which the
                Exchange Commission ("SEC"), and the      proceeding was brought that
                1940 Act also limit the ability of the DE he engaged in willful
                Trust to indemnify an Agent.              misfeasance, bad faith, gross

         Delaware Statutory Trust          Massachusetts Business Trust
         ------------------------          ----------------------------
  The DE Declaration provides that       negligence or reckless
  expenses incurred by an Agent in       disregard of the duties
  defending any proceeding may be        involved in the conduct of his
  advanced by the DE Trust before the    office; (ii) with respect to any
  final disposition of the proceeding on matter as to which he shall
  receipt of an undertaking by or on     have been finally adjudicated
  behalf of the Agent to repay the       not to have acted in good faith
  amount of the advance if it is         in the reasonable belief that his
  ultimately determined that the Agent   action was in the best interest
  is not entitled to indemnification by  of the Trust; or (iii) in the
  the Trust.                             event of a settlement or other
                                         disposition not involving a
                                         final adjudication as provided
                                         in (i) above resulting in a
                                         payment by a trustee or
                                         officer, unless there has been
                                         either a determination that
                                         such trustee or officer did not
                                         engage in willful misfeasance,
                                         bad faith, gross negligence or
                                         reckless disregard of the duties
                                         involved in the conduct of his
                                         office by a court or other body
                                         approving the settlement or
                                         other disposition or based
                                         upon a review of readily
                                         available facts (as opposed to a
                                         full trial-type inquiry): (A) by
                                         vote of a majority of the
                                         Disinterested Trustees (as
                                         defined below) acting on the
                                         matter (provided that a
                                         majority of the Disinterested
                                         Trustees then in office act on
                                         the matter) or (B) by written
                                         opinion of independent legal
                                         counsel.

                                         The MA Declaration provides
                                         that, to the extent permitted by
                                         law, the rights of
                                         indemnification therein
                                         provided may be insured
                                         against by policies maintained
                                         by the Trust, shall be
                                         severable, shall not affect any
                                         other rights to which any
                                         trustee or officer may now or
                                         hereafter be entitled, shall

  Delaware Statutory Trust    Massachusetts Business Trust
  ------------------------    ----------------------------
                           continue as to a person who
                           has ceased to be such trustee
                           or officer and shall inure to the
                           benefit of the heirs, executors,
                           administrators and assigns of
                           such person.

                           Expenses of preparation and
                           presentation of a defense to
                           any claim, action, suit or
                           proceeding of the character
                           described above may be
                           advanced by the Trust prior to
                           final disposition thereof upon
                           receipt of an undertaking by or
                           on behalf of the recipient to
                           repay such amount if it is
                           ultimately determined that he
                           is not entitled to
                           indemnification under the MA
                           Declaration, provided that
                           either (i) such undertaking is
                           secured by a surety bond or
                           some other appropriate
                           security provided by the
                           recipient or the Trust shall be
                           insured against losses arising
                           out of any such advances; or
                           (ii) a majority of the
                           Disinterested Trustees acting
                           on the matter (provided that a
                           majority of the Disinterested
                           Trustees act on the matter) or
                           an independent legal counsel
                           in a written opinion shall
                           determine, based upon a
                           review of readily available
                           facts (as opposed to a full trial-
                           type inquiry), that there is
                           reason to believe that the
                           recipient ultimately will be
                           found entitled to
                           indemnification.

                           As used herein, a "Disinterested
                           Trustee" is one who is not (i) an
                           "Interested Person" of the
                           Global Opportunities Trust
                           (including anyone who has been
                           exempted from being an
                           "Interested Person" by any rule,
                           regulation or order of the SEC),
                           or (ii) involved in the claim,
                           action, suit or proceeding.

                             Delaware Statutory Trust            Massachusetts Business Trust
                             ------------------------            ----------------------------
Insurance            The Delaware Act is silent as to the      The Massachusetts Statute
                     right of a DST to purchase insurance      does not contain specific
                     on behalf of its trustees or other        provisions with respect to the
                     persons. However, as the policy of the    ability of an MBT to obtain
                     Delaware Act is to give maximum           insurance on behalf of its
                     effect to the principle of freedom of     trustees or other persons.
                     contract and to the enforceability of
                     governing instruments, the DE             The MA Declaration provides
                     Declaration authorizes the board of       that the trustees shall have the
                     trustees, to the fullest extent permitted power, to the extent permitted
                     by applicable law, to purchase with       by law, to purchase, and pay
                     Trust assets, insurance for liability and for out of the assets of the
                     for all expenses of an Agent in           Trust, insurance policies
                     connection with any proceeding in         insuring the shareholders,
                     which such Agent becomes involved         trustees, officers, employees,
                     by virtue of such Agent's actions, or     agents, investment advisers,
                     omissions to act, in its capacity or      administrators, distributors,
                     former capacity with the Trust,           selected dealers or independent
                     whether or not the Trust would have       contractors of the Trust against
                     the power to indemnify such Agent         all claims arising by reason of
                     against such liability.                   holding any such position or
                                                               by reason of any action taken
                                                               or omitted by any such person
                                                               in such capacity.

                                                               The MA Declaration also
                                                               specifically provides that, to
                                                               the extent provided by law, the
                                                               rights of indemnification
                                                               provided for therein (as
                                                               described above) may be
                                                               insured against by policies
                                                               maintained by the Trust.
Shareholder Right of Under the Delaware Act, except to the     The Massachusetts Statute
Inspection           extent otherwise provided in the          does not contain specific
                     governing instrument and subject to       provisions relating to an
                     reasonable standards established by       MBT's shareholders' rights of
                     the trustees, each shareholder has the    inspection.
                     right, upon reasonable demand for any
                     purpose reasonably related to the
                     shareholder's interest as a shareholder,
                     to obtain from the DST certain
                     information regarding the governance
                     and affairs of the DST.

                     To the extent permitted by Delaware       The MA By-Laws provide that
                     law and the DE By-Laws, a                 the trustees shall, from time to
                     shareholder, upon reasonable written      time, determine whether and to
                     demand to the Trust for any purpose       what extent, and at what times
                     reasonably related to such                and places, and under what

                           Delaware Statutory Trust            Massachusetts Business Trust
                           ------------------------            ----------------------------
                   shareholder's interest as a shareholder,  conditions and regulations the
                   may inspect certain information as to     accounts and books of the
                   the governance and affairs of the Trust   Trust or any of them shall be
                   during regular business hours.            open to the inspection of the
                   However, reasonable standards             shareholders; and that no
                   governing, without limitation, the        shareholder shall have any
                   information and documents to be           right of inspecting any account
                   furnished and the time and location of    or book or document of the
                   furnishing the same, will be              Trust except as conferred by
                   established by the board or, in case the  law or authorized by the
                   board does not act, any officer to        trustees or by resolution of the
                   whom such power is delegated in the       shareholders.
                   DE By-Laws. In addition, the DE By-
                   Laws also authorize the board or, in
                   case the board does not act, any officer
                   to whom such power is delegated in
                   the DE By-Laws, to keep confidential
                   from shareholders for such period of
                   time as deemed reasonable any
                   information that the board or such
                   officer, as applicable, reasonably
                   believes to be in the nature of trade
                   secrets or other information that the
                   board or such officer, as applicable, in
                   good faith believes would not be in the
                   best interests of the De Trust to
                   disclose or that could damage the DE
                   Trust or that the DE Trust is required
                   by law or by agreement with a third
                   party to keep confidential.

Derivative Actions Under the Delaware Act, a                 The Massachusetts Statute
                   shareholder may bring a derivative        does not contain specific
                   action if trustees with authority to do   provisions addressing
                   so have refused to bring the action or    derivative actions brought by
                   if a demand upon the trustees to bring    shareholders of an MBT.
                   the action is not likely to succeed. A
                   shareholder may bring a derivative
                   action only if the shareholder is a
                   shareholder at the time the action is
                   brought and: (i) was a shareholder at
                   the time of the transaction complained
                   about, or (ii) acquired the status of
                   shareholder by operation of law or
                   pursuant to the governing instrument
                   from a person who was a shareholder
                   at the time of the transaction. A
                   shareholder's right to bring a
                   derivative action may be subject to
                   such additional standards and
                   restrictions, if any, as are set forth in
                   the governing instrument.

                            Delaware Statutory Trust           Massachusetts Business Trust
                            ------------------------           ----------------------------
                   The DE Declaration provides that,          The MA Declaration contains
                   subject to the requirements set forth in   a specific provision regarding
                   the Delaware Act, a shareholder may        shareholder voting regarding
                   bring a derivative action on behalf of     derivative actions as described
                   the DE Trust only if the shareholder       above.
                   first makes a pre-suit demand upon
                   the board of trustees to bring the
                   subject action unless an effort to cause
                   the board of trustees to bring such
                   action is excused. A demand on the
                   board of trustees shall only be excused
                   if a majority of the board of trustees,
                   or a majority of any committee
                   established to consider the merits of
                   such action, has a material personal
                   financial interest in the action at issue.
                   A trustee shall not be deemed to have
                   a material personal financial interest
                   in an action or otherwise be
                   disqualified from ruling on a
                   shareholder demand by virtue of the
                   fact that such trustee receives
                   remuneration from his or her service
                   on the board of trustees of the Trust or
                   on the board of trustees of one or
                   more investment companies with the
                   same or an affiliated investment
                   advisor or underwriter.

Management         The DE Trust, upon completion of the       The Trust is an open-end
Investment Company Reorganization, will be an open-end        management investment
Classification     management investment company              company registered under the
                   registered under the 1940 Act (i.e., a     1940 Act (i.e., a management
                   management investment company              investment company whose
                   whose securities are redeemable).          securities are redeemable).

                                                                      EXHIBIT D

                      FUNDAMENTAL INVESTMENT RESTRICTIONS
                     PROPOSED TO BE AMENDED OR ELIMINATED

                  CURRENT
                INVESTMENT                CURRENT                          PROPOSED
                RESTRICTION             FUNDAMENTAL                      FUNDAMENTAL
PROPOSAL OR      NUMBER &               RESTRICTION                      RESTRICTION
SUB-PROPOSAL      SUBJECT            The Trust may not:               The Trust may not:
------------ ----------------- ------------------------------- --------------------------------
     3d      1. (Real Estate)  Invest in real estate or        Purchase or sell real estate
                               mortgages on real estate        unless acquired as a result of
                               (although the Trust may         ownership of securities or
                               invest in marketable            other instruments and
                               securities secured by real      provided that this restriction
                               estate or interests therein or  does not prevent the Trust
                               issued by companies or          from (i) purchasing or selling
                               investment trusts which         securities secured by real
                               invest in real estate or        estate or interests therein or
                               interests therein).             securities of issuers that
                                                               invest, deal or otherwise
                                                               engage in transactions in real
                                                               estate or interests therein, and
                                                               (ii) making, purchasing or
                                                               selling real estate mortgage
                                                               loans.

     4       1. (Oil and Gas   Invest in interests (other than Proposed to be Eliminated.
             Programs)         debentures or equity stock
                               interests) in oil, gas or other
                               mineral exploration or
                               development programs.

     3e      1. (Commodities)  Purchase or sell commodity      Purchase or sell physical
                               contracts except stock index    commodities, unless acquired
                               futures contracts.              as a result of ownership of
                                                               securities or other instruments
                                                               and provided that this
                                                               restriction does not prevent the
                                                               Trust from engaging in
                                                               transactions involving
                                                               currencies and futures
                                                               contracts and options thereon
                                                               or investing in securities or
                                                               other instruments that are
                                                               secured by physical
                                                               commodities.

     4       1. (Investment in Invest in other open-end        Proposed to be Eliminated.
             Other Investment  investment companies or, as
             Companies)        an operating policy approved    Note: The Trust will still be
                               by the board of trustees,       subject to the restrictions of

                   CURRENT
                 INVESTMENT                  CURRENT                           PROPOSED
                 RESTRICTION               FUNDAMENTAL                       FUNDAMENTAL
PROPOSAL OR       NUMBER &                 RESTRICTION                       RESTRICTION
SUB-PROPOSAL       SUBJECT              The Trust may not:                The Trust may not:
------------ ------------------- --------------------------------- ---------------------------------
                                 invest in closed-end              section 12(d) of the 1940 Act,
                                 investment companies.             or any rules or exemptions or
                                                                   interpretations thereunder that
                                                                   may be adopted, granted or
                                                                   issued by the SEC, which
                                                                   restrict an investment
                                                                   company's investments in
                                                                   other investment companies.

     4       2. (Management      Purchase or retain securities     Proposed to be Eliminated.
             Ownership of        of any company in which
             Securities)         trustees or officers of the
                                 Trust or of the manager,
                                 individually owning more
                                 than one-half of 1% of the
                                 securities of such company,
                                 in the aggregate own more
                                 than 5% of the securities of
                                 such company.

     3h      3 and 4.            Invest more than 5% of its        Purchase the securities of any
             (Diversification of total assets in the securities of one issuer (other than the U.S.
             Investments)        any one issuer (exclusive of      government or any of its
                                 U.S. government securities).      agencies or instrumentalities
                                                                   or securities of other
                                 Purchase more than 10% of         investment companies,
                                 any class of securities of any    whether registered or excluded
                                 one company, including more       from registration under
                                 than 10% of its outstanding       Section 3(c) of the 1940 Act)
                                 voting securities.                if immediately after such
                                                                   investment (a) more than 5%
                                                                   of the value of the Trust's total
                                                                   assets would be invested in
                                                                   such issuer or (b) more than
                                                                   10% of the outstanding voting
                                                                   securities of such issuer would
                                                                   be owned by the Fund, except
                                                                   that up to 25% of the value of
                                                                   the Trust's total assets may be
                                                                   invested without regard to
                                                                   such 5% and 10% limitations.

     4       4. (Control)        Invest in any company for the     Proposed to be Eliminated.
                                 purpose of exercising control
                                 or management.                    Note: The Trust will be subject
                                                                   to the fundamental investment
                                                                   restriction on diversification of
                                                                   investments described in Sub-
                                                                   Proposal 3h above.

                  CURRENT
                INVESTMENT                CURRENT                         PROPOSED
                RESTRICTION             FUNDAMENTAL                     FUNDAMENTAL
PROPOSAL OR      NUMBER &               RESTRICTION                     RESTRICTION
SUB-PROPOSAL      SUBJECT            The Trust may not:              The Trust may not:
------------ ----------------- ------------------------------ --------------------------------
     3b      5. (Underwriting) Act as an underwriter.         Act as an underwriter except
                                                              to the extent the Trust may be
                                                              deemed to be an underwriter
                                                              when disposing of securities it
                                                              owns or when selling its own
                                                              shares.

     3f      5. (Senior        Issue senior securities except Issue senior securities, except
             Securities)       as set forth in [current]      to the extent permitted by the
                               Fundamental Investment         1940 Act or any rules,
                               Restriction 7 below            exemptions or interpretations
                               (regarding borrowing,          thereunder that may be
                               pledging, mortgaging or        adopted, granted or issued by
                               hypothecating assets).         the SEC.

     4       5. (Purchase      Purchase on margin or sell     Proposed to be Eliminated.
             Securities on     short (but the Trust may
             Margin and        make margin payments in        Note: The Trust will still be
             Engaging in Short connection with options on     subject to the fundamental
             Sales)            securities or securities       investment restriction on
                               indices, foreign currencies,   issuing senior securities
                               futures contracts and related  described in Sub-Proposal 3f
                               options, and forward           above.
                               contracts and related
                               options).

     3c      6. (Lending)      Loan money, apart from the     Make loans to other persons
                               purchase of a portion of an    except (a) through the lending
                               issue of publicly distributed  of its portfolio securities, (b)
                               bonds, debentures, notes and   through the purchase of debt
                               other evidences of             securities, loan participations
                               indebtedness, although the     and/or engaging in direct
                               Trust may enter into           corporate loans in accordance
                               repurchase agreements and      with its investment goals and
                               lend its portfolio securities. policies, and (c) to the extent the entry into a repurchase
                                                              agreement is deemed to be a
                                                              loan. The Trust may also make
                                                              loans to other investment
                                                              companies to the extent
                                                              permitted by the 1940 Act or
                                                              any rules, exemptions or
                                                              interpretations thereunder
                                                              which may be adopted,
                                                              granted or issued by the SEC.

                  CURRENT
                INVESTMENT                  CURRENT                        PROPOSED
                RESTRICTION               FUNDAMENTAL                    FUNDAMENTAL
PROPOSAL OR      NUMBER &                 RESTRICTION                    RESTRICTION
SUB-PROPOSAL      SUBJECT              The Trust may not:             The Trust may not:
------------ ------------------ -------------------------------- -----------------------------
     3a      7. (Borrowing)     Borrow money, except that        Borrow money, except to the
                                the Trust may borrow money       extent permitted by the 1940
                                from banks in an amount not      Act, or any rules, exemptions
                                exceeding 10% of the value       or interpretations thereunder
                                of the Trust's total assets (not that may be adopted, granted
                                including the amount             or issued by the SEC.
                                borrowed).

     4       7. (Pledge,        Pledge, mortgage or              Proposed to be Eliminated.
             Mortgage or        hypothecate its assets for any
             Hypothecate        purpose, except to secure
             Assets)            borrowings and then only to
                                an extent not greater than
                                15% of the Trust's total
                                assets. Arrangements with
                                respect to margin for futures
                                contracts, forward contracts
                                and related options are not
                                deemed to be a pledge of
                                assets.

     4       8. (Three Years of Invest more than 5% of the       Proposed to be Eliminated.
             Continuous         value of the Trust's total
             Operation)         assets in securities of issuers
                                which have been in
                                continuous operation less
                                than three years.

     4       9. (Warrants)      Invest more than 5% of the       Proposed to be Eliminated.
                                Trust's total assets in
                                warrants, whether or not
                                listed on the New York Stock
                                Exchange or the American
                                Stock Exchange (NYSE),
                                including no more than 2% of
                                its total assets which may be
                                invested in warrants that are
                                not listed on those exchanges.
                                Warrants acquired by the
                                Trust in units or attached to
                                securities are not included in
                                this restriction.

     4       10. (Illiquid and  Invest more than 15% of the      Proposed to be Eliminated.
             Restricted         Trust's total assets in
             Securities)        securities of foreign issuers    Note: The Board has adopted
                                that are not listed on a         the non-fundamental Illiquid

                CURRENT
              INVESTMENT                CURRENT                           PROPOSED
              RESTRICTION             FUNDAMENTAL                       FUNDAMENTAL
PROPOSAL OR    NUMBER &               RESTRICTION                       RESTRICTION
SUB-PROPOSAL    SUBJECT            The Trust may not:                The Trust may not:
------------ -------------- --------------------------------- --------------------------------
                            recognized U.S. or foreign        Securities Restriction,
                            securities exchange,              consistent with the SEC staff's
                            including no more than 10%        current position on illiquid
                            of its total assets in restricted securities, which prohibits the
                            securities, securities that are   Trust from investing more
                            not readily marketable,           than 15% of its net assets in
                            repurchase agreements             illiquid securities.
                            having more than seven days
                            to maturity, and over-the-
                            counter options purchased by
                            the Trust. Assets used as
                            cover for over-the-counter
                            options written by the Trust
                            are considered not readily
                            marketable.

     3g      11. (Industry  Invest more than 25% of the       Invest more than 25% of the
             Concentration) Trust's total assets in a single  Trust's net assets in securities
                            industry.                         of issuers in any one industry
                                                              (other than securities issued or
                                                              guaranteed by the U.S.
                                                              government or any of its
                                                              agencies or instrumentalities
                                                              or securities of other
                                                              investment companies).

     4       12. (Joint     Participate on a joint or a       Proposed to be Eliminated.
             Accounts)      joint and several basis in any
                            trading account in securities.
                            See "Portfolio Transactions"
                            in the Trust's statement of
                            additional information as to
                            transactions in the same
                            securities for the Trust, other
                            clients and/or other mutual
                            funds within Franklin
                            Templeton Investments.

                                                               TGOT PROXY 04/06

                    TEMPLETON GLOBAL OPPORTUNITIES TRUST
                     MEETING OF SHAREHOLDERS'- MAY 26, 2006

The undersigned hereby revokes all previous proxies for his/her shares and appoints SHEILA M. BARRY, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Global Opportunities Trust (the "Trust") that the undersigned is entitled to vote at the Trust's Meeting of Shareholders' (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida 33394 at 12 Noon, Eastern time, on May 26, 2006, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR TRUSTEE), 2, 3 (INCLUDING eight (8) SUB-PROPOSALS) AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                               VOTE VIA THE INTERNET: www.franklintempleton.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                               ------------------------------------------------
                                999 9999 9999 999
                               ------------------------------------------------

                               Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.


                              -----------------------------------------------
                              SIGNATURE


                              -----------------------------------------------
                              SIGNATURE

                                                                         2006
                              -----------------------------------------------
                              DATED                                TGOT_16207

                                                             YES      NO
I                             PLAN TO ATTEND THE MEETING.    [ ]      [ ]


                          (CONTINUED ON THE OTHER SIDE)





PAGE




THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4.

Proposal 1 - To elect a board of trustees:


01 Harris J. Ashton        05 Gordon S. Macklin    09 Constantine D. Tseretopoulos
02 Frank J. Crothers       06 David W. Niemiec     10 Robert E. Wade
03 S. Joseph Fortunato     07 Frank A. Olson       11 Charles B. Johnson
04 Edith E. Holiday        08 Larry D. Thompson    12 Rupert H. Johnson, Jr.


TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

------------------------------------------------------------------------------



    FOR all nominees               WITHHOLD
    listed (except as              AUTHORITY
   marked to the left)          to vote for all
                                nominees listed

         [  ]                      [  ]


Proposal 2 - To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

Proposal 3 - To approve amendments to certain of the Trust's fundamental investment restrictions (includes eight (8) Sub-Proposals):

         Sub-Proposal 3a To amend the Trust's fundamental investment restriction regarding borrowing.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

          Sub-Proposal 3b To amend the Trust's fundamental investment restriction regarding underwriting.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

          Sub-Proposal 3c To amend the Trust's fundamental investment restriction regarding lending.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

          Sub-Proposal 3d To amend the Trust's fundamental investment restriction regarding investment in real estate.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

          Sub-Proposal 3e To amend the Trust's fundamental investment restriction regarding investment in commodities.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

          Sub-Proposal 3f To amend the Trust's fundamental investment restriction regarding issuing senior securities.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

          Sub-Proposal 3g To amend the Trust's fundamental investment restriction regarding industry concentration.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

          Sub-Proposal 3h To amend the Trust's fundamental investment restrictions regarding diversification of investments.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]


Proposal 4 - To approve the elimination of certain of the Trust's fundamental investment restrictions.

                     FOR              AGAINST               ABSTAIN
                     [ ]               [ ]                    [ ]


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